VANGUARD(R)NEW JERSEY TAX-EXEMPT FUNDS

ANNUAL REPORT * NOVEMBER 30, 2002

VANGUARD NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
VANGUARD NEW JERSEY LONG-TERM TAX-EXEMPT FUND

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.

--John J. Brennan
Chairman and Chief Executive Officer
--------------------------------------------------------------------------------
SUMMARY

* During the 2002 fiscal year, the Vanguard New Jersey Tax-Exempt Funds earned solid total returns that topped those of their average peers.

* Yields of municipal bonds declined less than those of U.S. Treasury securities during the period, with munis providing higher after-tax yields than Treasuries at the fiscal year-end.

* With the bear market in stocks well into its third year, bonds continued to provide a safe haven for investors.
--------------------------------------------------------------------------------
CONTENTS

   1    Letter from the Chairman
   7    Report from the Adviser
  10    Fund Profiles
  11    Glossary of Investment Terms
  12    Performance Summaries
  14    Results of Proxy Voting
  15    Financial Statements
  37    Advantages of Vanguard.com

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDER,

The fiscal year ended November 30, 2002, was a period of economic uncertainty, continued disappointment in the stock market, and falling interest rates. In this environment, bonds provided solid returns. The Investor and Admiral(TM) Shares of Vanguard(R) New Jersey Long-Term Tax-Exempt Fund earned total returns of 6.4% and 6.5%, respectively, in the period. Each result was well above the return of the average competing fund and topped the return of the broad municipal bond market. Vanguard(R) New Jersey Tax-Exempt Money Market Fund also outperformed its average peer.

     The table on the left shows the total returns (capital change plus reinvested distributions) for the funds and their average peer mutual funds. For the Long-Term Tax-Exempt Fund, we also include the returns of two unmanaged measures of the municipal bond market: the Lehman Brothers Municipal Bond Index, a proxy for the overall market, and the Lehman 10 Year Municipal Bond Index, a good comparison for the fund. The fund slightly lagged the latter benchmark.


--------------------------------------------------------------------------------
2002 TOTAL RETURNS                                            FISCAL YEAR ENDED
                                                                     NOVEMBER 30
--------------------------------------------------------------------------------
VANGUARD NEW JERSEY TAX-EXEMPT
  MONEY MARKET FUND                                                         1.3%
  (SEC 7-Day Annualized Yield: 1.02%)
Average New Jersey Tax-Exempt Money Market Fund*                            0.9
--------------------------------------------------------------------------------
VANGUARD NEW JERSEY LONG-TERM TAX-EXEMPT FUND
Investor Shares                                                             6.4%
Admiral Shares                                                              6.5
Average New Jersey Municipal Debt Fund*                                     4.8
Lehman 10 Year Municipal Bond Index                                         6.7
Lehman Municipal Bond Index                                                 6.3
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.


     The Long-Term Tax-Exempt Fund's Investor Shares had a capital return of 1.5%; a 4.9% income return provided the rest of the total return. The Tax-Exempt Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. The components of the funds' total returns are presented in the table on page 6.

     Reflecting the fall in interest rates, the funds' yields were lower at the fiscal year-end than at the start of the period. The yield of the Long-Term Tax-Exempt Fund's Investor Shares fell 19 basis points (0.19 percentage point) to 3.78%. The yield

--------------------------------------------------------------------------------
ADMIRAL SHARES

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------
of its Admiral Shares dropped to 3.88%. The yield of the Tax-Exempt Money Market Fund fell 61 basis points to 1.02%.


--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------
                                               ONE          THREE         FIVE
                                              YEAR          YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
Lehman Aggregate Bond Index                    7.3%           9.2%         7.3%
  (Broad taxable market)
Lehman Municipal Bond Index                    6.3            7.7          5.9
Salomon Smith Barney 3-Month U.S.
  Treasury Bill Index                          1.8            4.0          4.4
--------------------------------------------------------------------------------
BONDS
Russell 1000 Index (Large-caps)              -16.1%         -10.8%         1.0%
Russell 2000 Index (Small-caps)              -10.6           -2.3          0.1
Wilshire 5000 Index (Entire market)          -14.7          -10.6          0.6
MSCI All Country World Index Free
  ex USA (International)                     -10.7          -12.9         -1.8
================================================================================
CPI
Consumer Price Index                           2.2%           2.5%         2.3%
--------------------------------------------------------------------------------

     For New Jersey residents, income from our funds is exempt from federal and state income taxes, though it may be subject to local taxes and the alternative minimum tax. For taxpayers in the highest federal tax bracket (38.6%), the taxable equivalent yields at fiscal year-end were 6.16% for the Long-Term Tax-Exempt Fund's Investor Shares, 6.32% for the fund's Admiral Shares, and 1.66% for the Tax-Exempt Money Market Fund. Factoring in the tax advantage, the yields of our funds were higher than those of the equivalent U.S. Treasury investments for anyone in the 27.0% tax bracket or higher.

STOCKS TOOK A BUMPY FALL, THE ECONOMY STAGGERED FORWARD, AND BONDS THRIVED

During the past fiscal year, stock prices declined in exceptionally volatile fashion. After a weak start, U.S. stocks plummeted during the summer, buffeted by declining corporate profits and a rash of scandals at high-profile companies. As the year ended, however, the broad market rebounded sharply. For the full 12 months, U.S. stocks, as represented by the Wilshire 5000 Total Market Index, returned -14.7%. Small stocks outpaced large stocks, and value stocks--those with low prices relative to measures such as earnings and book value--outperformed the stocks of higher-priced, faster-growing companies, patterns that have persisted throughout the stock market's long downturn. The story was much the same overseas, where weak profits and investor apprehension pushed stock prices lower.

--------------------------------------------------------------------------------
SMALL STOCKS OUTPACED LARGE STOCKS, AND VALUE STOCKS OUTPERFORMED GROWTH STOCKS.
--------------------------------------------------------------------------------

     The U.S. economy was a mix of ups and downs, but the trend was generally upward. Consumers spent freely, and the housing market was strong, fueling growth in the nation's economic output. But industry struggled.

The manufacturing sector seemed unable to claw its way out of recession, and anemic business investment pinched profits in key technology industries.

--------------------------------------------------------------------------------
YIELDS OF TREASURY SECURITIES AND MUNICIPAL BONDS DECLINED, BUT THE FALL IN MUNI YIELDS WAS NOT AS STEEP.
--------------------------------------------------------------------------------

     The Federal Reserve Board responded to the mixed economic signals with two cuts in short-term interest rates, totaling 75 basis points. At the end of November, the target federal funds rate stood at 1.25%, its lowest level in four decades. The cuts inshort-term rates echoed throughout the fixed income market. The yield of the 10-year Treasury note tumbled from 4.75% on November 30, 2001, to 4.21% on November 30, 2002. When interest rates fall, bond prices rise, and for the year, the Lehman Aggregate Bond Index returned 7.3%. Government bonds did better than corporate bonds, as investors put a high premium on safety in the unsettled environment.

Just as Treasury yields declined, so did yields of municipal bonds. During the past 12 months, the yield of a high-quality 30-year muni fell a slight 5 basis points to 5.01%, the yield of the 10-year muni declined 33 basis points to 3.87%, and the 3-month muni's yield dropped 50 basis points to 1.20%. However, the declines overall were not as steep as they were for Treasury securities, causing the yield gap between munis and Treasuries to shrink.

THE MUNICIPAL BOND TAX ADVANTAGE

The shrinking yield gap caused a rare event: By fiscal year-end, yields of munis and Treasuries were almost identical, at least at the two extremes of the maturity spectrum. This meant that some munis would provide a higher yield for an investor in any tax bracket after factoring in the munis' tax advantage. (The table at right illustrates this advantage for the highest federal tax bracket.) It's unlikely that the yields of municipals will remain so high relative to Treasuries. Of course, in evaluating yields, keep in mind that no other security approaches the credit quality of a Treasury.

--------------------------------------------------------------------------------
COMPARISON OF INCOME                                  FROM HYPOTHETICAL $100,000
                                                    INVESTMENTS: BASED ON YIELDS
                                                         AS OF NOVEMBER 30, 2002
                                                  ------------------------------
                                                  SHORT-TERM         LONG-TERM
--------------------------------------------------------------------------------
Taxable gross income                                  $1,200           $ 5,000
Less taxes (38.6%)                                      (463)           (1,930)
Net after-tax income                                   $ 737           $ 3,070
--------------------------------------------------------------------------------
Tax-exempt income                                     $1,200           $ 5,000
--------------------------------------------------------------------------------
TAX-EXEMPT INCOME
ADVANTAGE                                              $ 463           $ 1,930
--------------------------------------------------------------------------------
Percentage advantage                                      63%               63%
--------------------------------------------------------------------------------
This illustration assumes current yields (as of November 30, 2002) of 5.0% for 30-year U.S. Treasury bonds, 1.2% for U.S. Treasury bills, 5.0% for 30-year municipals, and 1.2% for 3-month municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 38.6%. Income from U.S. Treasuries is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

At other maturity levels, the gap between yields was more substantial. Nevertheless, as of November 30, anyone in a tax bracket of 27.0% or higher would have received greater after-tax income by investing in munis rather than Treasuries. For example, the 10-year muni's yield of 3.87% was equal to a taxable equivalent yield of 5.30% for an investor in the 27.0% tax bracket and 6.30% for one in the 38.6% bracket.

THE ADVISER'S SKILL AND OUR FUNDS' LOW COSTS LED TO A SOLID SHOWING

With a 6.4% return for its Investor Shares, the Long-Term Tax-Exempt Fund outpaced the average competing fund by 1.6 percentage points in the fiscal year. The Tax-Exempt Money Market Fund, returning 1.3%, led its average peer by 0.4 percentage point. As usual, we can credit our strong performance to the skills of the funds' investment adviser--Vanguard's Fixed Income Group-- and to our low costs.

     With yields so low, costs mattered even more in the period. For example, some money market funds, both taxable and tax-exempt, struggled to maintain a $1 share price because their expense ratios (annual operating expenses as a percentage of average net assets) were higher than their yields. The expense ratio of the Long-Term Tax-Exempt Fund's Investor Shares was 0.18% in fiscal 2002, less than one-fifth of the 1.05% average for its peer group. (The fund's Admiral Shares had an even lower expense ratio of 0.12%.) Similarly, the Tax-Exempt Money Market Fund's expense ratio of 0.17% was about one-quarter of the 0.69% charged by its average peer.

     Even when yields are high, costs are a drag on performance. A high-cost fund needs to generate a higher gross return than a low-cost fund to achieve the same net return. And to get that higher gross return, a fixed income fund may have to take on greater credit risk or extend its average maturity, which magnifies the risk that rising interest rates will push the share price down.

     For more details on the municipal bond market, please see the Report from the Adviser that begins on page 7.

OUR ADVANTAGE HOLDS OVER THE LONG RUN

A one-year interval is a short period in which to judge a fund's performance. A ten-year period offers a much better assessment.

     The table on page 5 shows the annualized returns of our funds over the last decade compared with those of their average peers. It also shows the final value of a hypothetical $10,000 investment made in each at the start of the period. Over the ten years, the Long-Term Tax-Exempt Fund's Investor Shares generated $1,788 more than the fund's average peer--the difference alone is almost 18% of the initial investment. The Tax-Exempt Money Market Fund returned $438 more than its typical competitor.

     One advantage of our low costs is that our funds can--and do--invest in higher-quality securities than many of their peers and still provide competitive returns. This quality difference has been rewarded in recent years, as higher-quality securities have fared better than their lower-rated counterparts. We believe this advantage will continue for the foreseeable future, especially as state and local governments deal with the lower tax revenues that have resulted from the economic slowdown. However, there will be periods when lower-quality securities outperform higher-rated credits. In such an environment, our funds may lag their average peers.

--------------------------------------------------------------------------------
One advantage of our low costs is that our funds can invest in higher-quality securities and still provide competitive returns.
--------------------------------------------------------------------------------

     It's important to note, too, that the Long-Term Tax-Exempt Fund is subject to interest rate risk--the chance that rising interest rates will cause bond prices, and hence the fund's share price, to fall. And that risk is notably higher today than it was two years ago, before rates began their sharp decline to the current low levels. Investors simply need to be alert to this risk and to maintain reasonable expectations for future returns.

BONDS PLAY A KEY ROLE IN A DIVERSIFIED PORTFOLIO

Bonds once again proved their value in fiscal 2002, serving as a counterweight to the greater volatility and negative returns of the stock market. But bonds are not risk-free. With their recent strong performance, some investors have forgotten that bonds have down markets, too.

     No matter the environment, however, our advice remains the same: Hold a low-cost, diversified portfolio of stocks, bonds, and short-term investments in allocations appropriate for your objectives, time horizon, and risk tolerance. While you can't control the direction of the financial markets, you can control your asset allocation and the costs of managing your investments.

--------------------------------------------------------------------------------
TOTAL RETURNS                                  TEN YEARS ENDED NOVEMBER 30, 2002
                        --------------------------------------------------------
                                    AVERAGE             FINAL VALUE OF A $10,000
                                 ANNUAL RETURN                INITIAL INVESTMENT
                        ----------------------------    ------------------------
                                      AVERAGE                 AVERAGE
NEW JERSEY              VANGUARD    COMPETING      VANGUARD COMPETING   VANGUARD
TAX-EXEMPT FUND             FUND         FUND          FUND      FUND  ADVANTAGE
--------------------------------------------------------------------------------
Money Market                 2.9%         2.5%      $13,275   $12,837      $ 438
Long-Term
  Investor Shares            6.5          5.4        18,768    16,980      1,788
--------------------------------------------------------------------------------

Diversification gives you the fortitude to stay the course and ignore the distractions of short-term fluctuations. Low costs ensure that you keep more of the markets' long-term rewards.

     Thank you for entrusting your hard-earned dollars to us.


SINCERELY,


/S/JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 18, 2002






--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE          NOVEMBER 30, 2001-NOVEMBER 30, 2002

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                                  STARTING        ENDING      INCOME     CAPITAL
                               SHARE PRICE   SHARE PRICE   DIVIDENDS       GAINS
--------------------------------------------------------------------------------
New Jersey Tax-Exempt
  Money Market Fund                 $ 1.00        $ 1.00      $0.013      $0.000
--------------------------------------------------------------------------------
New Jersey Long-Term Tax-Exempt Fund
  Investor Shares                   $11.91        $12.06      $0.575      $0.024
  Admiral Shares                     11.91         12.06       0.582       0.024
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

During the 12 months ended November 30, 2002, Vanguard New Jersey Long-Term Tax-Exempt Fund and Vanguard New Jersey Tax-Exempt Money Market Fund provided total returns that topped the average results of their peer mutual funds. Falling interest rates, however, resulted in yields for our funds that were lower than they were a year ago.

THE INVESTMENT ENVIRONMENT

Economic growth was positive, though weak, during the fiscal year. Figures for real (inflation-adjusted) gross domestic product released during the past three quarters indicate that the 2001 recession is truly behind us. However, the relatively subdued rebound in growth means that the recovery may take longer than many market participants had anticipated.

     In addition, the true strength of the recovery remains far from clear. Consumers are still carrying the economy on their backs, and the housing market remains a bright spot. But the wave of mortgage refinancing and low- or no-cost automobile financing, both of which seem to have contributed to the spending stamina of Americans, may not be able to stimulate the economy indefinitely. The vicious bear market in stocks has dented the confidence of consumers, as have the rise in unemployment, concerns over corporate ethics, and the threat of war with Iraq.

     Inflation, at least, was not a threat during the 12 months. The Consumer Price Index rose 2.2% in the period. Excluding food and energy prices, the index was up just 2.0%.

     Given the continuing economic weakness, the Federal Reserve Board is clearly in no hurry to increase short-term interest rates. In fact, just before the close of the fiscal year, the Fed's Open Market Committee reduced its target federal funds rate by 50 basis points (0.50 percentage point) to 1.25%. Even before the Fed's early November cut, rates were at their lowest point in a generation.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and New Jersey income taxes by investing in high-quality securities issued by New Jersey state, county, and municipal governments.
--------------------------------------------------------------------------------

THE PERFORMANCE OF MUNICIPAL BONDS WAS MIXED

During the fiscal year, shorter-term municipal bonds kept pace with their U.S. Treasury counterparts, but longer-term municipal bonds underperformed comparable Treasuries. Remarkably, on November 30, a top-rated 30-year municipal bond offered a yield that was almost identical to that of a comparable Treasury bond; this means that the market was, essentially, placing no value on the municipal bonds exemption from most income taxes. Prices of municipal bonds rallied as interest rates fell, but the difference between the yields of short- and long-term municipal securities was not as large as the difference between the yields of short- and long-term Treasuries.


--------------------------------------------------------------------------------
MUNICIPAL BOND YIELDS (AAA-RATED GENERAL-OBLIGATION ISSUES)

                                                                         CHANGE
MATURITY                NOV. 30, 2002         NOV. 30, 2001       (BASIS POINTS)
--------------------------------------------------------------------------------
2 years                          1.70%                 2.35%                 -65
5 years                          2.75                  3.40                  -65
10 years                         3.87                  4.20                  -33
30 years                         5.01                  5.06                   -5
--------------------------------------------------------------------------------
Source: The Vanguard Group.


     Though municipal bonds generally performed well during the fiscal year, their issuers had a tough 12 months. A fall in revenues--tax receipts on income, capital gains, and stock options have dropped dramatically--opened large gaps in the budgets of many state and local governments. In fact, many municipalities have chewed through the rainy-day funds that they established during the 1990s. Relief is not imminent, because raising tax rates is politically difficult in the current environment.

     The rapid shift from surplus to shortfall has put many state governments in a very tight spot. To balance revenues with expenses, they have cut expenditures, curtailed previously planned income tax reductions, and securitized tobacco-settlement payments.

     Overall, the supply of municipal debt increased during the fiscal year, putting some pressure on prices. Nationally, the supply of munis increased about 25% from the previous year. In New Jersey, the supply rose about 76%.

     It's important to keep in mind that the rally in fixed income securities over the past year was contained in certain parts of the overall market. In fact, outside of the highest-grade issues, bonds slumped. Corporate bonds--even some issued by high-quality borrowers--were hit hard by the belief that slower economic growth will make it more difficult for companies to meet their debt obligations. Municipal bonds, of course, are not immune to the effects of an economic slowdown and dropping consumer confidence. Revenue-based municipal securities--issues that are repaid with money generated by the projects they finance--are particularly susceptible. However, the higher relative quality of the bonds held by our funds insulates them somewhat from credit concerns.

FOR MANY INVESTORS, MUNICIPAL BONDS MAKE SENSE

Despite the environmental and fiscal challenges, municipal bonds of all maturities continue to offer great value for many investors. In fact, the small difference between the yields of municipal and Treasury securities was notable given that the income from Treasuries is subject to federal taxes. Five-year municipal notes offered 84% of the yield of comparable Treasury securities; 10-year notes, 92%; and 30-year bonds, 99%.

     Though the relative value of municipal bonds will not always be so high, we believe that low-cost, professionally managed municipal bond funds can play an important role in a balanced portfolio for many investors by providing diversification and a high level of after-tax income.

IAN A. MACKINNON, MANAGING DIRECTOR
CHRISTOPHER M. RYON, PRINCIPAL
PAMELA WISEHAUPT TYNAN, PRINCIPAL
DANIEL S. SOLENDER, PRINCIPAL
KATHRYN ALLEN, PRINCIPAL
VANGUARD FIXED INCOME GROUP

DECEMBER 20, 2002

FUND PROFILES AS OF NOVEMBER 30, 2002

These Profiles provide snapshots of each fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 11.


NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
---------------------------------------
FINANCIAL ATTRIBUTES

Yield                              1.0%
Average Maturity                48 days
Average Quality                   MIG-1
Expense Ratio                     0.17%
---------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

MIG-1/SP-1+                               76.5%
A-1/P-1                                   16.4
AAA/AA                                     0.5
A                                          6.6
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------


NEW JERSEY LONG-TERM TAX-EXEMPT FUND
-------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                         COMPARATIVE          BROAD
                               FUND           INDEX*        INDEX**
-------------------------------------------------------------------
Number of Issues                337            8,584        45,504
Yield                                           3.9%          4.0%
  Investor Shares              3.8%
  Admiral Shares               3.9%
Yield to Maturity              4.0%               --             --
Average Coupon                 5.0%             5.3%           5.3%
Average Maturity          7.5 years       10.0 years     13.9 years
Average Quality                AAA               AA+            AA+
Average Duration          5.7 years        6.9 years      8.0 years
Expense Ratio                                     --             --
  Investor Shares             0.18%
  Admiral Shares              0.12%
Cash Investments               1.1%               --             --
--------------------------------------------------------------------------------

-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

AAA                                       89.8%
AA                                         6.0
A                                          3.0
BBB                                        1.2
BB                                         0.0
B                                          0.0
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------

-----------------------------------
INVESTMENT FOCUS

CREDIT QUALITY                 HIGH
AVERAGE MATURITY               LONG
-----------------------------------

---------------------------------------------------------------------
VOLATILITY MEASURES
                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
---------------------------------------------------------------------
R-Squared             0.96                 1.00    0.99          1.00
Beta                  1.02                 1.00    1.09          1.00
---------------------------------------------------------------------

-----------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                              11.0%
1-5 Years                                 13.5
5-10 Years                                57.1
10-20 Years                               17.2
20-30 Years                                1.2
Over 30 Years                              0.0
-----------------------------------------------
Total                                    100.0%
-----------------------------------------------
 *Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES AS OF NOVEMBER 30, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the funds. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax-Exempt Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. For bond funds, both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.The annualized yield shown for the money market fund reflects the current earnings of the fund more closely than do the annual returns shown.

NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1992-NOVEMBER 30, 2002


                      NEW JERSEY         AVERAGE NEW JERSEY
                      TAX-EXEMPT                 TAX-EXEMPT
               MONEY MARKET FUND          MONEY MAREKT FUND


199211                     10000                      10000
199302                     10060                      10052
199305                     10117                      10102
199308                     10173                      10150
199311                     10232                      10200
199402                     10285                      10247
199405                     10344                      10298
199408                     10408                      10354
199411                     10487                      10424
199502                     10577                      10506
199505                     10678                      10597
199508                     10769                      10680
199511                     10864                      10764
199602                     10953                      10844
199605                     11041                      10923
199608                     11126                      10998
199611                     11214                      11075
199702                     11302                      11156
199705                     11396                      11239
199708                     11490                      11322
199711                     11586                      11405
199802                     11678                      11490
199805                     11775                      11572
199808                     11866                      11650
199811                     11954                      11727
199902                     12035                      11800
199905                     12119                      11872
199908                     12204                      11942
199911                     12297                      12023
200002                     12395                      12113
200005                     12511                      12214
200008                     12627                      12320
200011                     12749                      12428
200102                     12858                      12525
200105                     12961                      12612
200108                     13041                      12677
200111                     13106                      12723
200202                     13150                      12756
200205                     13195                      12785
200208                     13234                      12810
200211                     13275                      12837
--------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED NOVEMBER 30, 2002
                               -----------------------------------   FINAL VALUE
                                   ONE         FIVE         TEN     OF A $10,000
                                  YEAR        YEARS       YEARS       INVESTMENT
--------------------------------------------------------------------------------
New Jersey Tax-Exempt
  Money Market Fund              1.29%        2.76%       2.87%          $13,275
Average New Jersey Tax-Exempt
  Money Market Fund*             0.89         2.39        2.53            12,837
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1992-NOVEMBER 30, 2002

         NEW JERSEY TAX-EXEMPT          AVERAGE
           MONEY MARKET FUND              FUND*
FISCAL           TOTAL                    TOTAL
YEAR            RETURN                   RETURN
--------------------------------------------------------------------------------
1993              2.3%                     2.0%
1994              2.5                      2.2
1995              3.6                      3.3
1996              3.2                      2.9
1997              3.3                      3.0
--------------------------------------------------------------------------------
            NEW JERSEY TAX-EXEMPT       AVERAGE
            MONEY MARKET FUND             FUND*
FISCAL           TOTAL                    TOTAL
YEAR            RETURN                   RETURN
--------------------------------------------------------------------------------
1998              3.2%                     2.8%
1999              2.9                      2.5
2000              3.7                      3.4
2001              2.8                      2.4
2002              1.3                      0.9
--------------------------------------------------------------------------------
SEC 7-Day Annualized Yield (11/30/2002): 1.02%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                            TEN YEARS
                                      ONE      FIVE ----------------------------
                  INCEPTION DATE     YEAR     YEARS   CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
New Jersey Tax-Exempt
  Money Market Fund     2/3/1988    1.40%     2.83%     0.00%     2.90%    2.90%
--------------------------------------------------------------------------------
* Returns for the Average New Jersey Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 31 for dividend information.

NEW JERSEY LONG-TERM TAX-EXEMPT FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1992-NOVEMBER 30, 2002

                                  AVERAGE
              NEW JERSEY       NEW JERSEY    LEHMAN 10 YEAR            LEHMAN
    LONG-TERM TAX-EXEMPT        MUNICIPAL         MUNICIPAL         MUNICIPAL
    FUND INVESTOR SHARES       DEBT FUND*        BOND INDEX        BOND INDEX

199211             10000            10000             10000             10000
199302             10735            10652             10663             10589
199305             10836            10709             10645             10642
199308             11246            11145             11108             11060
199311             11253            11172             11171             11109
199402             11315            11234             11232             11176
199405             11040            10867             11009             10905
199408             11213            10993             11189             11075
199411             10567            10349             10672             10525
199502             11627            11234             11461             11386
199505             12092            11749             11999             11898
199508             12150            11781             12263             12057
199511             12644            12214             12652             12514
199602             12754            12298             12805             12644
199605             12508            12149             12566             12442
199608             12745            12329             12807             12689
199611             13244            12797             13368             13250
199702             13318            12843             13486             13340
199705             13452            13037             13593             13472
199708             13795            13337             13992             13862
199711             14092            13621             14311             14200
199802             14441            13923             14697             14560
199805             14628            14156             14854             14737
199808             14953            14407             15192             15061
199811             15163            14576             15471             15302
199902             15376            14650             15615             15455
199905             15322            14679             15539             15425
199908             14993            14244             15296             15136
199911             14963            14086             15406             15138
200002             14991            13966             15383             15133
200005             15115            14155             15511             15293
200008             16039            14913             16404             16161
200011             16246            15033             16585             16376
200102             16947            15615             17223             17000
200105             17030            15818             17341             17149
200108             17704            16381             17986             17809
200111             17635            16209             17949             17809
200202             18051            16502             18352             18163
200205             18183            16703             18479             18265
200208             18847            17113             19204             18920
200211             18768            16980             19147             18935
--------------------------------------------------------------------------------
                                   AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED NOVEMBER 30, 2002
                               ------------------------------------  FINAL VALUE
                                      ONE        FIVE        TEN    OF A $10,000
                                     YEAR       YEARS      YEARS      INVESTMENT
--------------------------------------------------------------------------------
New Jersey Long-Term Tax-Exempt Fund
  Investor Shares                   6.42%       5.90%      6.50%         $18,768
Average New Jersey
  Municipal Debt Fund*              4.76        4.51       5.44          16,980
Lehman 10 Year Municipal
  Bond Index                        6.67        6.00       6.71          19,147
Lehman Municipal Bond Index         6.32        5.93       6.59          18,935
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                               ONE         SINCE   OF A $250,000
                                              YEAR   INCEPTION**      INVESTMENT
--------------------------------------------------------------------------------
New Jersey Long-Term Tax-Exempt Fund
 Admiral Shares                              6.48%         6.81%        $276,843
Lehman 10 Year Municipal Bond Index          6.67          6.87          277,065
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1992-NOVEMBER 30, 2002
--------------------------------------------------------------------------------
                   NEW JERSEY LONG-TERM
             TAX-EXEMPT FUND INVESTOR SHARES      LEHMAN+
FISCAL       CAPITAL      INCOME       TOTAL        TOTAL
YEAR          RETURN      RETURN      RETURN       RETURN
--------------------------------------------------------------------------------
1993            6.6%        5.9%       12.5%        11.7%
1994          -11.2         5.1        -6.1         -4.5
1995           13.3         6.4        19.7         18.6
1996           -0.7         5.4         4.7          5.7
1997            1.0         5.4         6.4          7.1
--------------------------------------------------------------------------------
                   NEW JERSEY LONG-TERM
             TAX-EXEMPT FUND INVESTOR SHARES      LEHMAN+
FISCAL       CAPITAL      INCOME       TOTAL        TOTAL
YEAR          RETURN      RETURN      RETURN       RETURN
--------------------------------------------------------------------------------
1998            2.3%        5.3%        7.6%         8.1%
1999           -6.2         4.9        -1.3         -0.4
2000            2.9         5.7         8.6          7.7
2001            3.4         5.2         8.6          8.2
2002            1.5         4.9         6.4          6.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                             ONE    FIVE ----------------------
                          INCEPTION DATE    YEAR   YEARS CAPITAL   INCOME  TOTAL
--------------------------------------------------------------------------------
New Jersey Long-Term
 Tax-Exempt Fund
    Investor Shares             2/3/1988   9.43%   6.64%   1.45%    5.46%  6.91%
    Admiral Shares             5/14/2001   9.48   9.74**      --       --     --
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Returns since inception on May 14, 2001.
+Lehman 10 Year Municipal Bond Index.
Note: See Financial Highlights tables on page 32 for dividend and capital gains information.

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS

At a special meeting of shareholders on December 3, 2002, fund shareholders approved the following proposals:

* ELECT TRUSTEES FOR EACH FUND.* The individuals listed in the table below were elected as trustees for each fund. All trustees except Mr. Gupta served as trustees to the funds prior to the shareholder meeting.

--------------------------------------------------------------------------------
                                                                      PERCENTAGE
TRUSTEE                              FOR          WITHHELD                   FOR
--------------------------------------------------------------------------------
John J. Brennan            1,723,806,053        70,439,031                 96.1%
Charles D. Ellis           1,725,263,154        68,981,930                  96.2
Rajiv L. Gupta             1,718,389,931        75,855,152                  95.8
JoAnn Heffernan Heisen     1,721,304,105        72,940,978                  95.9
Burton G. Malkiel          1,714,897,487        79,347,596                  95.6
Alfred M. Rankin, Jr.      1,727,137,978        67,107,105                  96.3
J. Lawrence Wilson         1,718,567,674        75,677,410                  95.8
--------------------------------------------------------------------------------
*Results are for all funds within the same trust.


* CHANGE EACH FUND'S POLICY ON INVESTING IN OTHER MUTUAL FUNDS. This change enables each fund to invest its cash reserves in specially created money market and short-term bond funds. This new cash management program, which is similar to those of other large mutual fund complexes, should help the funds to achieve greater diversification and to earn modestly higher returns on their cash reserves. The funds will need Securities and Exchange Commission approval before implementing this new cash management program.

----------------------------------------------------------------------------------------------------------
                                                                                   BROKER       PERCENTAGE
VANGUARD FUND                        FOR           AGAINST        ABSTAIN       NON-VOTES              FOR
----------------------------------------------------------------------------------------------------------
New Jersey Tax-Exempt
 Money Market                783,549,028        86,036,777     24,404,307       2,972,001            87.4%
New Jersey Long-Term
 Tax-Exempt                  712,081,836        90,994,377     32,862,086      61,344,670             79.4
----------------------------------------------------------------------------------------------------------

* CHANGE EACH FUND'S POLICY ON BORROWING MONEY. This change enables each fund to manage cash flows more efficiently and minimize administrative expenses.

----------------------------------------------------------------------------------------------------------
                                                                                   BROKER       PERCENTAGE
VANGUARD FUND                        FOR           AGAINST        ABSTAIN       NON-VOTES              FOR
----------------------------------------------------------------------------------------------------------
New Jersey Tax-Exempt
 Money Market                751,794,045        87,935,227     54,260,841       2,972,001            83.8%
New Jersey Long-Term
 Tax-Exempt                  698,126,509        94,143,142     43,668,649      61,344,670             77.8
----------------------------------------------------------------------------------------------------------

Note: Vote tabulations are rounded to the nearest whole number.

FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2002

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE             MARKET
                                                                        MATURITY                   AMOUNT             VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND             COUPON                 DATE                     (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.6%)
----------------------------------------------------------------------------------------------------------------------------
Bridgewater Township NJ BAN                          2.25%            10/10/2003           $       20,800      $      20,951
Burlington County NJ BAN                             1.55%             7/17/2003                    4,500              4,500
Burlington County NJ BAN                             1.65%              3/7/2003                    4,179              4,179
Burlington County NJ BAN                             2.25%             9/11/2003                    9,745              9,810
Cherry Hill Township NJ BAN                          2.25%             10/9/2003                   18,723             18,845
Delaware River & Bay Auth. Rev. VRDO                 1.00%             12/6/2002(2)                 7,500              7,500
Essex County NJ Improvement Auth. Rev.
  (Pooled Govt. Loan) VRDO                           0.85%             12/6/2002LOC                39,400             39,400
Freehold NJ Regional High School Dist.
  TOB VRDO                                           1.10%             12/6/2002(3) *               9,690              9,690
Gloucester County NJ PCR
  (Mobil Oil Refining Corp.) VRDO                    0.70%             12/6/2002                   28,110             28,110
Mahwah Township NJ BAN                               2.25%             6/19/2003                    4,050              4,064
Middlesex County NJ BAN                              2.25%             6/26/2003                   43,807             43,986
Monmouth County NJ Improvement Auth.
  Rev. (Pooled Govt. Loan) VRDO                      1.05%             12/6/2002LOC                65,665             65,665
Moorestown Township NJ BAN                           3.00%             5/29/2003                   10,000             10,055
Morris County NJ BAN                                 2.25%             6/26/2003                   13,510             13,564
New Jersey Building Auth. Rev. TOB VRDO              1.16%             12/6/2002(1) *              42,060             42,060
New Jersey Econ. Dev. Auth. Natural Gas Fac.
  Rev. (New Jersey Natural Gas) VRDO                 1.25%             12/2/2002(2)                34,500             34,500
New Jersey Econ. Dev. Auth. Rev.
  (Bennedictine Abbey Newark) VRDO                   1.00%             12/6/2002LOC                19,000             19,000
New Jersey Econ. Dev. Auth. Rev.
  (Bennedictine Abbey Newark) VRDO                   1.00%             12/6/2002LOC                 8,925              8,925
New Jersey Econ. Dev. Auth. Rev.
  (Crowley Liner Services) VRDO                      1.05%             12/6/2002LOC                10,200             10,200

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE             MARKET
                                                                        MATURITY                   AMOUNT             VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND             COUPON                 DATE                     (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth. Rev.
  (Hoffman-La Roche) VRDO                            1.20%             12/2/2002LOC        $        7,700      $       7,700
New Jersey Econ. Dev. Auth. Rev.
  (Lawrenceville School Project) VRDO                0.75%             12/2/2002                   16,400             16,400
New Jersey Econ. Dev. Auth. Rev.
  (Lawrenceville School Project) VRDO                0.75%             12/2/2002                   24,100             24,100
New Jersey Econ. Dev. Auth. Rev.
  (Russell Berrie) VRDO                              1.25%             12/6/2002LOC                 7,000              7,000
New Jersey Econ. Dev. Auth. Rev.
  (Transp. Project) TOB VRDO                         1.10%             12/6/2002(4) *               7,465              7,465
New Jersey Econ. Dev. Auth. Rev.
  (United States Golf Association) VRDO              1.15%             12/6/2002LOC                 5,900              5,900
New Jersey Econ. Dev. Auth. Rev. PCR
  (Exxon) VRDO                                       0.95%             12/2/2002                   12,100             12,100
New Jersey Econ. Dev. Auth. Water Fac. Rev.
  (New Jersey Water Co. Project) TOB VRDO            1.14%             12/6/2002(3) *               4,850              4,850
New Jersey Econ. Dev. Auth. Water Fac. Rev.
  (United Water Co.) VRDO                            1.20%             12/2/2002(2)                29,200             29,200
New Jersey Econ. Dev. Auth. Water Fac. Rev.
  (United Water Co.) VRDO                            1.45%             12/2/2002(2)                12,000             12,000
New Jersey Econ. Dev. Auth.
  Market Transition Fac. Rev. TOB VRDO               1.16%             12/6/2002(1) *               6,215              6,215
New Jersey Econ. Dev. Auth. Fac. Rev.
  (Logan Project) CP                                 1.30%             2/20/2003LOC                36,900             36,900
New Jersey Econ. Dev. Auth. Rev.
  (Chambers Cogeneration Limited
   Partnership) CP                                   1.30%             2/20/2003LOC                22,500             22,500
New Jersey Econ. Dev. Auth. Rev.
  (Chambers Cogeneration Limited
   Partnership) CP                                   1.37%             12/2/2002LOC                29,100             29,100
New Jersey Econ. Dev. Auth. Rev.
  (Peddie School Project) VRDO                       1.15%             12/6/2002                    6,300              6,300
New Jersey Educ. Fac. Auth. Rev.
  (College of New Jersey) VRDO                       1.15%             12/6/2002(2)                 32,100            32,100
New Jersey Educ. Fac. Auth. Rev.
  (Institute for Defense Analyses) VRDO              1.11%             12/6/2002(2)                13,695             13,695
New Jersey Educ. Fac. Auth. Rev.
  (Princeton Univ.) VRDO                             0.90%             12/2/2002                   72,200             72,200
New Jersey Educ. Fac. Auth. Rev.
  (Princeton Univ.) VRDO                             1.30%             12/2/2002                   39,250             39,250
New Jersey GO TOB VRDO                               1.10%             12/6/2002*                  26,660             26,660
New Jersey GO TOB VRDO                               1.16%             12/6/2002*                  24,200             24,200
New Jersey GO TOB VRDO                               1.21%             12/6/2002(Prere.) *          16,385            16,385
New Jersey Health Care Fac.
  Financing Auth. Rev.
  (Holy Name Hosp.) VRDO                             1.10%             12/6/2002LOC                 7,300              7,300
New Jersey Health Care Fac.
  Financing Auth. Rev.
  (Hosp. Capital Asset Pooled Program) VRDO          1.10%             12/6/2002LOC                24,500             24,500
New Jersey Health Care Fac.
  Financing Auth. Rev.
  (Hosp. Capital Asset Pooled Program) VRDO          1.10%             12/6/2002LOC                21,600             21,600
New Jersey Health Care Fac.
  Financing Auth. Rev.
  (Hosp. Capital Asset Pooled Program) VRDO          1.10%             12/6/2002LOC                13,200             13,200
New Jersey Health Care Fac.
  Financing Auth. Rev.
  (Hosp. Capital Asset Pooled Program) VRDO          1.10%             12/6/2002LOC                15,400             15,400
New Jersey Health Care Fac.
  Financing Auth. Rev.
  (Princeton Medical Center) VRDO                    1.10%             12/6/2002LOC                 2,200              2,200

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE             MARKET
                                                                        MATURITY                   AMOUNT             VALUE*
                                                    COUPON                 DATE                     (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev. PUT                              1.75%              6/2/2003(1)        $        8,500      $       8,500
New Jersey Housing & Mortgage
  Finance Agency Rev. TOB VRDO                       1.14%             12/6/2002(1) *               5,300              5,300
New Jersey Housing & Mortgage
  Finance Agency Rev. TOB VRDO                       1.14%             12/6/2002(1) *               2,210              2,210
New Jersey Housing & Mortgage
  Finance Agency Rev. TOB PUT                        1.55%              1/9/2003(1) *              13,435             13,429
New Jersey Sports & Exposition Auth. Rev. VRDO       1.10%             12/6/2002(1)                35,800             35,800
New Jersey TRAN                                      3.00%             6/12/2003                   20,000             20,160
New Jersey Transp. Corp. TOB VRDO                    1.16%             12/6/2002(2) *               4,995              4,995
New Jersey Transp. Trust Fund Auth.
  Rev. TOB PUT                                       1.85%             6/19/2003*                  14,495             14,495
New Jersey Transp. Trust Fund Auth.
  Rev. TOB VRDO                                      1.13%             12/6/2002(4) *              15,980             15,980
New Jersey Transp. Trust Fund Auth.
  Rev. TOB VRDO                                      1.16%             12/6/2002(4) *              15,455             15,455
New Jersey Transp. Trust Fund Auth.
  Transp. System TOB VRDO                            1.18%             12/6/2002(4) *              21,995             21,995
New Jersey Turnpike Auth. Rev. TOB VRDO              1.15%             12/6/2002(1) *               6,345              6,345
New Jersey Turnpike Auth. Rev. TOB VRDO              1.16%             12/6/2002(1) *               4,995              4,995
New Jersey Turnpike Auth. Rev. VRDO                  1.00%             12/6/2002(3)LOC            158,150            158,150
Passaic County NJ BAN                                2.50%             6/13/2003                   22,475             22,569
Port Auth. of New York & New Jersey CP               1.30%            12/12/2002                    5,990              5,990
Port Auth. of New York & New Jersey CP               1.30%            12/12/2002                    7,045              7,045
Port Auth. of New York & New Jersey CP               1.30%             12/5/2002                    7,100              7,100
Port Auth. of New York & New Jersey CP               1.30%             3/14/2003                    6,516              6,516
Port Auth. of New York & New Jersey CP               1.35%             12/9/2002                   27,715             27,715
Port Auth. of New York & New Jersey CP               1.40%             12/2/2002                    5,740              5,740
Princeton Township NJ BAN                            2.25%            12/13/2002                    7,500              7,501
Princeton Univ. NJ CP                                1.25%             12/9/2002                   13,962             13,962
Princeton Univ. NJ CP                                1.27%             2/13/2003                   31,100             31,100
Princeton Univ. NJ CP                                1.35%             12/9/2002                   21,238             21,238
Rahway Valley NJ Sewerage Auth. Sewer Rev.           3.00%             1/15/2003                    3,500              3,504
Readington Township NJ BAN                           2.25%             2/10/2003                   17,844             17,871
Rutgers State Univ. NJ VRDO                          1.00%             12/2/2002                   82,500             82,500
Salem County NJ Financing Auth. PCR
  (Atlantic City Electric Co.) VRDO                  1.00%             12/6/2002(1)                 3,875              3,875
Salem County NJ Financing Auth. PCR
  (Exelon Project) CP                                1.25%             2/25/2003LOC                19,000             19,000
Somerset County NJ Ind. Fin. Auth. PCR
  (American Cyanamid Co.) VRDO                       1.75%             12/6/2002                    9,900              9,900
South Brunswick Township NJ BAN                      2.20%             1/31/2003                   11,500             11,515
Union County NJ BAN                                  2.40%              8/1/2003                   29,872             30,061
Union County NJ PCR (Exxon) VRDO                     0.75%             12/2/2002                   18,300             18,300
Union County NJ PCR (Exxon) VRDO                     0.95%             12/2/2002                   17,500             17,500
Univ. of Medicine & Dentistry NJ Rev. VRDO           1.17%             12/6/2002(2)                30,000             30,000
West Windsor Plainsboro NJ Regional School District  2.25%             6/26/2003                    4,750              4,768
West Windsor Township NJ BAN                         2.25%              8/7/2003                   11,287             11,346

OUTSIDE NEW JERSEY:
Puerto Rico TRAN                                     2.50%             7/30/2003                   10,000             10,067
Puerto Rico Electric Power Auth. Rev. TOB VRDO       1.13%             12/6/2002(4) *               6,100              6,100
Puerto Rico Govt. Dev. Bank VRDO                     1.02%             12/6/2002(1)               10,600              10,600
Puerto Rico Ind. Medical & Environmental Fac.
  Finance Auth. Rev. PCR
  (Abbott Laboratories) PUT                          1.70%              3/1/2003                    9,275              9,275

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE             MARKET
                                                                        MATURITY                   AMOUNT             VALUE*
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND             COUPON                 DATE                     (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
Puerto Rico Infrastructure Financing Auth.
  Special Obligation Bonds TOB VRDO                  1.13%             12/6/2002*          $        8,865      $       8,865
Puerto Rico Infrastructure Financing Auth.
  Special Obligation Bonds TOB PUT                   1.85%             6/19/2003*                  29,105             29,105
----------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $1,749,861)                                                                        $   1,749,861
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                 13,028
Liabilities                                                                                                          (5,358)
                                                                                                               -------------
                                                                                                               $      7,670
                                                                                                               -------------
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------
Applicable  to  1,757,211,893  outstanding  $.001 par value shares of beneficial
interest (unlimited authorization)                                                                             $  1,757,531
============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                      $       1.00
============================================================================================================================
*See Note A in Notes to Financial Statements.
* Securities exempt from  registration  under Rule 144A of the Securities Act of
1933.  These  securities may be sold in transactions  exempt from  registration, normally to qualified  institutional buyers. At November 30, 2002, the aggregate value of these securities was $286,793,000, representing 16.3% of net assets.
For key to abbreviations and other references, see page 28.


--------------------------------------------------------------------------------
AT NOVEMBER 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                    AMOUNT                  PER
                                                     (000)                SHARE
--------------------------------------------------------------------------------
Paid-in Capital                                 $1,757,261                 $1.00
Undistributed Net Investment Income                     --                    --
Accumulated Net Realized Gains                         270                    --
Unrealized Appreciation                                 --                    --
--------------------------------------------------------------------------------
NET ASSETS                                      $1,757,531                 $1.00
================================================================================

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE             MARKET
                                                                        MATURITY                   AMOUNT             VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                COUPON                 DATE                     (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.4%)
----------------------------------------------------------------------------------------------------------------------------
Atlantic City NJ Board of Educ. GO                   6.00%             12/1/2012(4)        $        4,600      $       5,423
Atlantic City NJ Board of Educ. GO                   6.10%             12/1/2015(4)                 2,000              2,359
Atlantic City NJ GO                                  5.25%            12/15/2012(4)                 1,990              2,177
Atlantic City NJ GO                                  5.25%            12/15/2014(4)                 2,190              2,333
Atlantic County NJ Public Fac. COP                   6.00%              3/1/2014(3)                 3,685              4,257
Atlantic County NJ Public Fac. COP                   6.00%              3/1/2015(3)                 1,480              1,715
Atlantic County NJ Public Fac. COP                   7.40%              3/1/2010(3)                 1,755              2,167
Atlantic County NJ Public Fac. COP                   7.40%              3/1/2011(3)                 4,025              4,994
Atlantic County NJ Util. Auth. Sewer Rev.            5.85%             1/15/2015(2)                 3,000              3,168
Atlantic County NJ Util. Auth. Sewer Rev.           6.875%              1/1/2012(2)(ETM)            2,655              3,079
Camden County NJ Improvement Auth. Lease Rev.       5.375%              9/1/2019(4)                   850                894
Camden County NJ Improvement Auth. Lease Rev.        5.50%              9/1/2015(4)                 1,470              1,594
Camden County NJ Improvement Auth. Lease Rev.        5.50%              5/1/2016                    1,140              1,252
Camden County NJ Improvement Auth. Lease Rev.        5.50%              5/1/2017                    1,025              1,119
Camden County NJ Improvement Auth. Lease Rev.        5.50%              5/1/2018                    1,265              1,372
Camden County NJ Improvement Auth. Lease Rev.        5.50%              5/1/2019                    1,335              1,438
Camden County NJ Muni. Util. Auth. Rev.              0.00%              9/1/2004(3)                 8,345              8,061
Camden County NJ Muni. Util. Auth. Rev.              0.00%              9/1/2005(3)                18,545             17,366
Camden County NJ Muni. Util. Auth. Rev.              0.00%              9/1/2006(3)                18,545             16,726
Cape May County NJ Muni. Util. Auth. Rev.            5.75%              1/1/2016(1)                14,675             15,008
Cape May County NJ PCR (Atlantic City Electric)      6.80%              3/1/2021(1)                15,400             19,086
Delaware River & Bay Auth. Rev.                     5.375%              1/1/2013(2)                   750                813
Delaware River & Bay Auth. Rev.                      5.75%              1/1/2029(2)                 5,000              5,374
Delaware River Port Auth. Rev.                       5.40%              1/1/2013(3)                 6,750              7,297
Delaware River Port Auth. Rev.                       5.75%              1/1/2022(4)                10,000             10,739
Delaware River Port Auth. Rev.                       5.50%              1/1/2026(3)                22,885             23,589
Delaware River Port Auth. Rev.
  (Port District Project)                           5.625%              1/1/2026(4)                 5,000              5,270
Delaware River Port Auth. Rev.                      5.625%              1/1/2013(4)                 4,205              4,593
Egg Harbor Township NJ School Dist. GO               5.00%             7/15/2012(3)                 2,640              2,874
Egg Harbor Township NJ School Dist. GO               5.00%             7/15/2013(3)                 2,780              3,005
Egg Harbor Township NJ School Dist. GO               5.00%             7/15/2020(3)                 2,000              2,044
Egg Harbor Township NJ School Dist. GO               5.00%             7/15/2021(3)                 1,400              1,422
Egg Harbor Township NJ School Dist. GO               5.10%             7/15/2022(3)                 2,950              3,007
Essex County NJ Improvement Auth. Lease Rev.         5.50%             12/1/2008(2)                 2,560              2,707
Essex County NJ Improvement Auth. Lease Rev.         5.50%             12/1/2013(2)                 5,150              5,412
Essex County NJ Improvement Auth. Lease Rev.         5.75%             10/1/2014(3)                 3,390              3,754
Essex County NJ Improvement Auth. Lease Rev.         5.75%             10/1/2015(3)                 5,090              5,637
Essex County NJ Improvement Auth. Lease Rev.         5.75%             10/1/2030(3)                 2,650              2,854
Essex County NJ Solid Waste Util. Auth.              0.00%              4/1/2010(4)                 1,000                751
Essex County NJ Solid Waste Util. Auth.             4.875%              4/1/2018(4)                 3,500              3,552
Essex County NJ Solid Waste Util. Auth.              5.60%              4/1/2006(4)(Prere.)         2,200              2,466
Evesham NJ Util. Auth. Rev.                          5.00%              7/1/2016(2)                 3,435              3,597
Evesham NJ Util. Auth. Rev.                          5.00%              7/1/2017(2)                 3,705              3,854
Evesham NJ Util. Auth. Rev.                          5.00%              7/1/2018(2)                 1,605              1,658
Freehold NJ Regional High School Dist. GO            5.00%              3/1/2014(3)                 1,000              1,070
Freehold NJ Regional High School Dist. GO            5.00%              3/1/2016(3)                 2,000              2,121
Freehold NJ Regional High School Dist. GO            5.00%              3/1/2019(3)                 2,440              2,534
Gloucester Township NJ GO                            5.75%             7/15/2010(2)                 2,880              3,289
Gloucester Township NJ Muni. Util. Auth. Rev.        5.65%              3/1/2018(2)                 2,755              3,082
Higher Educ. Assistance Auth. of New Jersey
  Student Loan Rev.                                  6.00%              6/1/2013(1)                 3,000              3,303

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE             MARKET
                                                                        MATURITY                   AMOUNT             VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                COUPON                 DATE                     (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
Higher Educ. Assistance Auth. of New Jersey
  Student Loan Rev.                                  6.00%              6/1/2015(1)        $        5,575      $       6,057
Higher Educ. Assistance Auth. of New Jersey
  Student Loan Rev.                                  6.10%              6/1/2016(1)                 3,000              3,258
Hillsborough Township NJ School Dist. GO            5.375%             10/1/2013(4)                 1,250              1,389
Hillsborough Township NJ School Dist. GO            5.375%             10/1/2015(4)                 1,720              1,903
Hillsborough Township NJ School Dist. GO            5.375%             10/1/2017(4)                   720                790
Hillsborough Township NJ School Dist. GO            5.375%             10/1/2019(4)                 1,720              1,862
Hoboken-Union City-Weehawken NJ
  Sewerage Auth. Rev.                                0.00%              8/1/2003(1)                 3,800              3,761
Hoboken-Union City-Weehawken NJ
  Sewerage Auth. Rev.                                0.00%              8/1/2004(1)                 3,750              3,631
Hoboken-Union City-Weehawken NJ
  Sewerage Auth. Rev.                                0.00%              8/1/2005(1)                 3,805              3,574
Hoboken-Union City-Weehawken NJ
  Sewerage Auth. Rev.                                0.00%              8/1/2006(1)                 2,000              1,811
Hoboken-Union City-Weehawken NJ
  Sewerage Auth. Rev.                                6.25%              8/1/2013(1) *               9,590             11,366
Hopewell Valley NJ Regional School Dist. GO          5.00%              8/15/2013(3)                2,315              2,470
Hudson County NJ GO                                  6.55%              7/1/2007(3)                 1,300              1,503
Hudson County NJ GO                                  6.55%              7/1/2009(3)                   635                751
Irvington Township NJ GO                             0.00%              8/1/2007(1)                 1,000                866
Irvington Township NJ GO                             0.00%              8/1/2009(1)                 2,580              2,025
Irvington Township NJ GO                             0.00%              8/1/2010(1)                 2,080              1,541
Jackson Township NJ Board of Educ. GO               5.375%             4/15/2026(3)                 6,885              7,149
Jackson Township NJ Board of Educ. GO               5.375%             4/15/2027(3)                 7,676              7,969
Marlboro Township NJ Board of Educ. GO               5.00%             7/15/2012                    1,005              1,083
Marlboro Township NJ Board of Educ. GO               5.00%             7/15/2013                    1,000              1,070
Marlboro Township NJ Board of Educ. GO               5.00%             7/15/2014                    1,045              1,108
Marlboro Township NJ Board of Educ. GO               5.25%             7/15/2013(4)                 2,625              2,805
Marlboro Township NJ Board of Educ. GO               5.25%             7/15/2014(4)                 2,790              2,958
Marlboro Township NJ Board of Educ. GO               5.25%             7/15/2018(4)                 2,850              2,976
Mercer County NJ Improvement Auth.
  Solid Waste Rev.                                  5.375%             9/15/2012                   11,120             12,298
Mercer County NJ Improvement Auth.
  Special Services School Dist. Rev.                 5.75%            12/15/2008                    1,165              1,329
Mercer County NJ Improvement Auth.
  Special Services School Dist. Rev.                 5.95%            12/15/2012                    4,895              5,700
Mercer County NJ Improvement Auth.
  Library System Rev.                                6.00%             12/1/2003(Prere.)            1,000              1,066
Middlesex County NJ COP                              5.00%              8/1/2011(1)                 1,050              1,143
Middlesex County NJ COP                              5.50%              8/1/2015(1)                 1,195              1,316
Middlesex County NJ Improvement Auth.
  Util. Systems Rev.(Perth Amboy)                    0.00%              9/1/2015(2)                 2,000              1,122
Middlesex County NJ Improvement Auth.
  Util. Systems Rev. (Perth Amboy)                   0.00%              9/1/2016(2)                 3,000              1,588
Middlesex County NJ Improvement Auth.
  Util. Systems Rev.(Perth Amboy)                    0.00%              9/1/2018(2)                 4,550              2,135
Middlesex County NJ Improvement Auth. Lease Rev.
  (North Brunswick)                                  4.75%             10/1/2021(3)                 1,000                988
Middlesex County NJ Improvement Auth. Lease Rev.
  (North Brunswick)                                  4.75%             10/1/2022(3)                 1,000                979
Middlesex County NJ Improvement Auth. Lease Rev.
  (North Brunswick)                                  5.00%             10/1/2014(3)                 1,800              1,921
Middlesex County NJ Improvement Auth. Lease Rev.
  (North Brunswick)                                  5.00%             10/1/2015(3)                 1,890              1,997
Middlesex County NJ Util. Auth. Sewer Rev.          5.125%             12/1/2016(3)                 3,050              3,211
Middlesex County NJ Util. Auth. Sewer Rev.           5.25%             3/15/2010(3)                 1,740              1,898
Middlesex County NJ Util. Auth. Sewer Rev.          5.375%             9/15/2015(3)                 3,775              4,062

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE             MARKET
                                                                        MATURITY                   AMOUNT             VALUE*
                                                    COUPON                 DATE                     (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
Middletown Township NJ Board of Educ. GO             5.00%              8/1/2014(4)        $        2,735      $       2,884
Middletown Township NJ Board of Educ. GO             5.00%              8/1/2015(4)                 2,015              2,108
Monmouth County NJ Improvement Auth. Rev.
  (Howell Township Board of Educ.)                   5.00%             7/15/2013(2)                 1,305              1,405
Monmouth County NJ Improvement Auth. Rev.
  (Howell Township Board of Educ.)                   5.00%             7/15/2019(2)                 2,115              2,169
Monmouth County NJ Improvement Auth. Rev.
  (Howell Township Board of Educ.)                   5.00%             7/15/2020(2)                 2,225              2,266
Monmouth County NJ Improvement Auth. Rev.
  (Howell Township Board of Educ.)                   5.00%             7/15/2021(2)                 2,340              2,368
Monmouth County NJ Improvement Auth. Rev.
  (Howell Township Board of Educ.)                   5.80%             7/15/2017(2)(Prere.)         1,180              1,345
Monroe Township NJ Muni. Util. Auth.
  Middlesex County Rev.                              5.25%              2/1/2013(3)                 1,210              1,313
Monroe Township NJ Muni. Util. Auth.
  Middlesex County Rev.                              5.25%              2/1/2014(3)                 1,235              1,329
Montgomery Township NJ School Dist. GO               5.25%              8/1/2013(1)                 1,285              1,414
Montgomery Township NJ School Dist. GO               5.25%              8/1/2017(1)                 1,280              1,368
Montgomery Township NJ School Dist. GO               5.25%              8/1/2018(1)                 1,280              1,360
Mount Laurel Township NJ Muni. Util. Auth.
  Util. System Rev.                                  6.00%              7/1/2004(1)(Prere.)         2,580              2,754
New Brunswick NJ Housing & Urban Dev. Rev.           5.75%              7/1/2024(1)                   440                447
New Brunswick NJ Housing & Urban Dev. Rev.           6.00%              7/1/2012(1)                   195                200
New Jersey Econ. Dev. Auth. Lease Rev.
  (Bergen County Administration Complex)             5.50%            11/15/2012(1)                 4,375              4,835
New Jersey Econ. Dev. Auth. Lease Rev.
  (Bergen County Administration Complex)            5.625%            11/15/2014(1)                 4,870              5,354
New Jersey Econ. Dev. Auth. Lease Rev.
  (Bergen County Administration Complex)             5.75%            11/15/2016(1)                 5,440              6,020
New Jersey Econ. Dev. Auth. Lease Rev.
  (Bergen County Administration Complex)             5.75%            11/15/2018(1)                 6,080              6,593
New Jersey Econ. Dev. Auth. Market
  Transition Fac. Rev.                               5.80%              7/1/2004(1)(Prere.)         1,000              1,084
New Jersey Econ. Dev. Auth. Rev.
  (Hillcrest Health Service)                         0.00%              1/1/2012(2)                 2,500              1,709
New Jersey Econ. Dev. Auth. Rev.
  (Hillcrest Health Service)                         0.00%              1/1/2013(2)                 3,000              1,945
New Jersey Econ. Dev. Auth. Rev.
  (Kapkowski Road Landfill - DST Project
   Elizabeth)                                        6.50%              4/1/2028                    7,500              8,331
New Jersey Econ. Dev. Auth. Rev.
  (Masonic Charity Foundation)                       5.50%              6/1/2031                    1,000              1,030
New Jersey Econ. Dev. Auth. Rev.
  (Masonic Charity Foundation)                      5.875%              6/1/2018                    1,250              1,374
New Jersey Econ. Dev. Auth. Rev.
  (Masonic Charity Foundation)                       6.00%              6/1/2025                    1,000              1,086
New Jersey Econ. Dev. Auth. Rev. School Fac.)       5.125%             6/15/2014(2)                11,925             12,754
New Jersey Econ. Dev. Auth. Rev. (School Fac.)       5.25%             6/15/2015(2)                15,995             17,107
New Jersey Econ. Dev. Auth. Rev. (School Fac.)       5.25%             6/15/2016(2)                 6,725              7,158
New Jersey Econ. Dev. Auth. Rev. (School Fac.)       5.25%             6/15/2017(2)                 7,040              7,447
New Jersey Econ. Dev. Auth. Rev. (School Fac.)       5.50%             6/15/2013(2)                 1,200              1,345
New Jersey Econ. Dev. Auth. Rev.
  (St. Barnabas Project)                             0.00%              7/1/2008(1)                 2,305              1,909
New Jersey Econ. Dev. Auth. Rev.
  (St. Barnabas Project)                             0.00%              7/1/2011(1)                 4,650              3,272
New Jersey Econ. Dev. Auth. Rev.
  (St. Barnabas Project)                             0.00%              7/1/2012(1)                 4,550              3,046
New Jersey Econ. Dev. Auth. Rev.
  (St. Barnabas Project)                             0.00%              7/1/2013(1)                 4,500              2,856
New Jersey Econ. Dev. Auth. Rev.
  (St. Barnabas Project)                             0.00%              7/1/2014(1)                 4,210              2,525

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE             MARKET
                                                                        MATURITY                   AMOUNT             VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                COUPON                 DATE                     (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
New Jersey Econ. Dev. Auth. Rev.
  (Transp. Project)                                  5.25%              5/1/2017(4)        $        4,500      $       4,681
New Jersey Econ. Dev. Auth. Rev.
  (Transp. Project)                                 5.875%              5/1/2015(4)                 3,465              3,840
New Jersey Econ. Dev. Auth. Rev. PCR
  (Exxon) VRDO                                       0.95%             12/2/2002                      600                600
New Jersey Econ. Dev. Auth. Water Fac. Rev.
  (United Water Co.) VRDO                            1.20%             12/2/2002(2)                 2,500              2,500
New Jersey Econ. Dev. Auth.
  (Jewish Community Center) VRDO                     1.15%             12/4/2002LOC                 6,000              6,000
New Jersey Educ. Fac. Auth. Rev.
  (Princeton Univ.) VRDO                             0.90%             12/2/2002                    2,400              2,400
New Jersey Educ. Fac. Auth. Rev.                     5.00%              3/1/2016(1)                 3,845              4,008
New Jersey Educ. Fac. Auth. Rev.                     5.00%              9/1/2019(4)                 2,715              2,769
New Jersey Educ. Fac. Auth. Rev.                     5.00%              9/1/2020                   11,405             11,550
New Jersey Educ. Fac. Auth. Rev.                     5.75%              9/1/2012                    7,595              8,679
New Jersey Educ. Fac. Auth. Rev.                     5.75%              9/1/2016(4)                 8,425              9,322
New Jersey Educ. Fac. Auth. Rev.                    5.875%              9/1/2007(2)                 5,890              6,685
New Jersey Educ. Fac. Auth. Rev.                    5.875%              9/1/2008(2)                 6,165              7,052
New Jersey Educ. Fac. Auth. Rev.
  (New Jersey Institute of Technology)               5.25%              7/1/2017(1)                 1,000              1,058
New Jersey Educ. Fac. Auth. Rev.
  (New Jersey Institute of Technology)               5.25%              7/1/2018(1)                 1,470              1,546
New Jersey Educ. Fac. Auth. Rev.
  (New Jersey Institute of Technology)               5.25%              7/1/2020(1)                 1,725              1,791
New Jersey Educ. Fac. Auth. Rev.
  (New Jersey Institute of Technology)               6.00%              7/1/2024(1)                 1,500              1,607
New Jersey Educ. Fac. Auth. Rev.
  (Ramapo College)                                  5.625%              7/1/2019(1)                 2,105              2,254
New Jersey Educ. Fac. Auth. Rev.
  (Rowan Univ.)                                      5.25%              7/1/2014(3)                 2,305              2,504
New Jersey Educ. Fac. Auth. Rev.
  (Rowan Univ.)                                      5.25%              7/1/2015(3)                 1,880              2,024
New Jersey Educ. Fac. Auth. Rev.
  (Rowan Univ.)                                      5.25%              7/1/2016(3)                 2,050              2,195
New Jersey Educ. Fac. Auth. Rev.
  (Rowan Univ.)                                      5.25%              7/1/2024(3)                11,210             11,441
New Jersey Educ. Fac. Auth. Rev.
  (Seton Hall Univ.)                                 5.25%              7/1/2010(2)                 1,500              1,651
New Jersey Educ. Fac. Auth. Rev.
  (Seton Hall Univ.)                                 5.25%              7/1/2012(2)                 1,275              1,393
New Jersey Educ. Fac. Auth. Rev.
  (Seton Hall Univ.)                                 5.25%              7/1/2014(2)                   500                540
New Jersey Educ. Fac. Auth. Rev.
  (Seton Hall Univ.)                                 5.25%              7/1/2015(2)                   400                428
New Jersey Educ. Fac. Auth. Rev.
  (Seton Hall Univ.)                                 5.25%              7/1/2016(2)                   200                213
New Jersey Educ. Fac. Auth. Rev.
  (Seton Hall Univ.)                                 5.60%              7/1/2016(1)                 1,000              1,081
New Jersey Educ. Fac. Auth. Rev.
  (Seton Hall Univ.)                                5.625%              7/1/2019(1)                 3,625              3,794
New Jersey Educ. Fac. Auth. Rev.
  (Univ. of Medicine & Dentistry)                    6.50%             12/1/2012(1)(ETM)            4,000              4,731
New Jersey Educ. Fac. Auth. Rev.
  (William Patterson)                                5.20%              7/1/2015(3)                   755                800
New Jersey Educ. Fac. Auth. Rev.
  (William Patterson)                                5.25%              7/1/2016(3)                   805                855
New Jersey Educ. Fac. Auth. Rev.
  (William Patterson)                                5.30%              7/1/2017(3)                    250               263
New Jersey Educ. Fac. Auth. Rev.
  (William Patterson)                               5.375%              7/1/2018(3)                   905                957
New Jersey Educ. Fac. Auth. Rev.
  (William Patterson)                               5.375%              7/1/2019(3)                   360                378
New Jersey Educ. Fac. Auth. Rev.
  (Ramapo College)                                   5.00%              7/1/2015(3)                 1,550              1,636
New Jersey Educ. Fac. Auth. Rev.
  (Ramapo College)                                   5.00%              7/1/2015(3)                 1,600              1,688
New Jersey Educ. Fac. Auth. Rev.
  (Ramapo College)                                   5.00%              7/1/2017(3)                 1,700              1,768
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)    5.00%              7/1/2017(3)                 1,765              1,836
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)    5.00%              7/1/2019(3)                 1,945              1,994
New Jersey Educ. Fac. Auth. Rev. (Ramapo College)    5.00%              7/1/2020(3)                 1,010              1,028
New Jersey Environmental Infrastructure
  Trust Wastewater Treatment Rev.                    5.00%              9/1/2017                    1,525              1,560
New Jersey Environmental Infrastructure Trust
  Wastewater Treatment Rev.                         5.125%              9/1/2015                    5,090              5,373

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE             MARKET
                                                                        MATURITY                   AMOUNT             VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                COUPON                 DATE                     (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
New Jersey Health Care Fac. Financing Auth. Rev.
  (Atlantic City Medical Center)                     5.75%              7/1/2025           $        5,000      $       5,066
New Jersey Health Care Fac. Financing Auth.
  Rev. (Atlantic City Medical Center)                6.00%              7/1/2008                    2,530              2,780
New Jersey Health Care Fac. Financing Auth.
  Rev. (Atlantic City Medical Center)                6.25%              7/1/2017                    3,000              3,259
New Jersey Health Care Fac. Financing Auth. Rev.
  (Community Medical Center/Kimball Medical
  Center/Kensington Manor Care Center)               5.00%              7/1/2010(4)                 4,695              5,026
New Jersey Health Care Fac. Financing Auth. Rev.
  (Community Medical Center/Kimball Medical
  Center/Kensington Manor Care Center)               5.25%              7/1/2009(4)                 5,500              6,040
New Jersey Health Care Fac. Financing Auth. Rev.
  (Community Medical Center/Kimball Medical
  Center/Kensington Manor Care Center)               5.25%              7/1/2012(4)                 1,500              1,621
New Jersey Health Care Fac. Financing Auth. Rev.
  (Hackensack Univ. Medical Center)                 5.375%              1/1/2013(1)                 2,355              2,512
New Jersey Health Care Fac. Financing Auth. Rev.
  (Hackensack Univ. Medical Center)                 5.375%              1/1/2014(1)                 2,965              3,147
New Jersey Health Care Fac. Financing Auth. Rev.
  (Holy Name Hosp.)                                  5.25%              7/1/2020(2)                 4,100              4,203
New Jersey Health Care Fac. Financing Auth. Rev.
  (Jersey Shore Medical Center)                      6.20%              7/1/2004(2)(Prere.)         1,755              1,911
New Jersey Health Care Fac. Financing Auth. Rev.
  (Jersey Shore Medical Center)                      6.20%              7/1/2013(2)                 1,345              1,452
New Jersey Health Care Fac. Financing Auth. Rev.
  (Jersey Shore Medical Center)                      6.20%              7/1/2014(2)                 1,320              1,427
New Jersey Health Care Fac. Financing Auth. Rev.
  (Jersey Shore Medical Center)                      6.25%              7/1/2004(2)(Prere.)         1,140              1,242
New Jersey Health Care Fac. Financing Auth. Rev.
  (Jersey Shore Medical Center)                      6.25%              7/1/2016(2)                   860                927
New Jersey Health Care Fac. Financing Auth. Rev.
  (Mercer Medical Center)                            6.50%              7/1/2010(1)                 6,000              6,081
New Jersey Health Care Fac. Financing Auth. Rev.
  (Meridian Health System Obligated Group)           5.25%              7/1/2029(4)                13,450             13,626
New Jersey Health Care Fac. Financing Auth. Rev.
  (Meridian Health System Obligated Group)          5.625%              7/1/2013(4)                 7,355              8,056
New Jersey Health Care Fac. Financing Auth. Rev.
  (Mountainside Hosp.)                               5.35%              7/1/2007(1)                 3,215              3,346
New Jersey Health Care Fac. Financing Auth. Rev.
  (Newark Beth Israel Medical Center)                6.00%              7/1/2004(4)(Prere.)         8,500              9,230
New Jersey Health Care Fac. Financing Auth. Rev.
  (Riverside Medical Center)                         6.25%              7/1/2010(2)(ETM)            2,935              3,445
New Jersey Health Care Fac. Financing Auth. Rev.
  (South Jersey Hosp.)                              5.875%              7/1/2021                    3,500              3,541
New Jersey Health Care Fac. Financing Auth. Rev.
  (South Jersey Hosp.)                               6.00%              7/1/2026                    3,500              3,569
New Jersey Health Care Fac. Financing Auth. Rev.
   (South Jersey Hosp.)                              6.00%              7/1/2032                    3,000              3,052
New Jersey Health Care Fac. Financing Auth. Rev.
  (St. Barnabas Health Care)                         0.00%              7/1/2021(1)                 3,000              1,172

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE             MARKET
                                                                        MATURITY                   AMOUNT             VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                COUPON                 DATE                     (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
New Jersey Health Care Fac. Financing Auth. Rev.
  (St. Barnabas Health Care)                         5.25%              7/1/2013(1)        $        3,000      $       3,189
New Jersey Health Care Fac. Financing Auth. Rev.
  (St. Barnabas Health Care)                         5.25%              7/1/2016(1)                 3,300              3,461
New Jersey Health Care Fac. Financing Auth. Rev.
  (St. Clares Riverside Medical Center)              5.75%              7/1/2014(1)                 8,500              8,866
New Jersey Health Care Fac. Financing Auth. Rev.
  (Virtua Health)                                    5.25%              7/1/2014(4)                11,000             11,676
New Jersey Health Care Fac. Financing Auth. Rev.
  (Meridian Health System Obligated Group)          5.625%              7/1/2012(4)                 3,710              4,110
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                  4.95%              6/1/2010(2)                 6,205              6,538
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                  5.05%              6/1/2011(2)                 5,005              5,254
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                  5.05%              6/1/2012(1)                 1,000              1,060
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                  5.10%              6/1/2013(1)                 2,255              2,383
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                 5.125%              6/1/2014(1)                 1,300              1,366
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                  5.15%              6/1/2012(2)                 5,155              5,414
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                  5.20%              6/1/2013(2)                 8,090              8,449
New Jersey Higher Educ. Assistance Auth.
  Student Loan Rev.                                  5.25%              6/1/2018(1)                   705                731
New Jersey Highway Auth. Rev.
  (Garden State Parkway)                             5.50%              1/1/2013(3)                10,000             11,164
New Jersey Highway Auth. Rev.
  (Garden State Parkway)                             5.50%              1/1/2014(3)                 7,500              8,364
New Jersey Highway Auth. Rev.
  (Garden State Parkway)                             5.50%              1/1/2015(3)                 7,500              8,364
New Jersey Highway Auth. Rev.
  (Garden State Parkway)                             5.50%              1/1/2016(3)                 2,000              2,223
New Jersey Highway Auth. Rev.
  (Garden State Parkway)                             5.60%              1/1/2017(3)                 7,535              8,072
New Jersey Highway Auth. Rev.
  (Garden State Parkway)                             6.20%              1/1/2010(2)                20,000             23,132
New Jersey Housing & Mortgage Finance
  Agency Multi-Family Housing Rev.                   5.70%              5/1/2020(4)                 2,895              3,046
New Jersey Housing & Mortgage Finance
  Agency Rev. (Home Buyer)                           5.40%             10/1/2020(1)                 1,480              1,528
New Jersey Sports & Exposition Auth. Rev.            5.50%              3/1/2017(1)                 5,755              6,375
New Jersey Sports & Exposition Auth. Rev.            6.50%              3/1/2013(1)                10,000             11,865
New Jersey Sports & Exposition Auth. Rev. VRDO       1.10%             12/6/2002                   17,100             17,100
New Jersey Sports & Exposition Auth. Rev. VRDO       1.10%             12/6/2002(1)                 1,200              1,200
New Jersey Transp. Corp. COP                         5.50%             9/15/2012(2)                20,000             22,531
New Jersey Transp. Corp. COP                         5.50%             9/15/2014(2)                 1,500              1,674
New Jersey Transp. Corp. COP                         5.50%             9/15/2015(2)                15,000             16,740
New Jersey Transp. Corp. COP                         5.75%             9/15/2014(2)                 2,000              2,214
New Jersey Transp. Corp. COP                         6.00%             9/15/2009(2)(Prere.)        10,000             11,618
New Jersey Transp. Trust Fund Auth. Rev.             5.00%            12/15/2021(1)                17,800             18,006
New Jersey Transp. Trust Fund Auth. Rev.             5.50%             6/15/2005(1)(Prere.)           700                773
New Jersey Transp. Trust Fund Auth. Rev.             5.50%             6/15/2013(1)                 2,300              2,495
New Jersey Transp. Trust Fund Auth. Rev.             5.75%             6/15/2020                    5,000              5,610
New Jersey Transp. Trust Fund Auth. Rev.             6.00%             6/15/2007(2)(Prere.)        31,280             36,166
New Jersey Transp. Trust Fund Auth. Rev.             6.00%             6/15/2010(Prere.)            5,000              5,794

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE             MARKET
                                                                        MATURITY                   AMOUNT             VALUE*
                                                    COUPON                 DATE                     (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
New Jersey Transp. Trust Fund Auth. Rev.             6.00%            12/15/2016(1)        $        2,000      $       2,283
New Jersey Transp. Trust Fund Auth. Rev.             6.00%            12/15/2017(1)                15,000             17,050
New Jersey Transp. Trust Fund Auth. Rev.             6.00%            12/15/2018(1)                13,000             14,725
New Jersey Transp. Trust Fund Auth. Rev.             6.00%            12/15/2019(1)                 5,000              5,639
New Jersey Turnpike Auth. Rev.                      5.375%              1/1/2020(1)                 3,500              3,669
New Jersey Turnpike Auth. Rev.                       5.50%              1/1/2025(1)                 1,800              1,878
New Jersey Turnpike Auth. Rev.                       5.75%              1/1/2016(1)                 2,285              2,510
New Jersey Turnpike Auth. Rev.                       5.75%              1/1/2017(1)                10,000             10,884
New Jersey Turnpike Auth. Rev.                       6.00%              1/1/2013(1)                 1,000             1,157
New Jersey Turnpike Auth. Rev.                       6.50%              1/1/2013(1)                20,000             23,933
New Jersey Turnpike Auth. Rev.                       6.50%              1/1/2016(1)                28,270             33,924
New Jersey Turnpike Auth. Rev. VRDO                  1.00%             12/6/2002(3) LOC            11,700             11,700
New Jersey Water Supply Auth. Delaware &
  Raritan Water System Rev.                         5.375%             11/1/2010(1)                 2,230              2,425
New Jersey Water Supply Auth. Delaware &
  Raritan Water System Rev.                         5.375%             11/1/2011(1)                 2,345              2,527
New Jersey Water Supply Auth. Delaware &
  Raritan Water System Rev.                         5.375%             11/1/2013(1)                 2,600              2,779
Newark NJ GO                                         5.50%              10/1/2008(2)                1,660              1,865
Newark NJ School Dist. GO                           5.375%              12/15/2013(1)               2,000              2,222
North Bergen Township NJ GO                          8.00%              8/15/2006(4)                1,885              2,249
North Hudson NJ Sewer Auth. Rev.                    5.125%              8/1/2008(3)                 2,000              2,187
North Hudson NJ Sewer Auth. Rev.                    5.125%              8/1/2022(3)                 4,000              4,046
North Hudson NJ Sewer Auth. Rev.                     5.25%              8/1/2016(3)                14,360             15,182
North Jersey Water Dist. Rev.
  (Wanaque South Project)                            6.00%              7/1/2012(1)                10,125             10,552
Ocean County NJ GO                                   4.25%              8/1/2018                    1,850              1,780
Ocean County NJ GO                                   4.25%              8/1/2019                    1,940              1,842
Ocean County NJ GO                                   4.25%              8/1/2020                    2,030              1,891
Ocean County NJ Util. Auth. Wastewater Rev.          5.00%              1/1/2014                    6,000              6,416
Ocean County NJ Util. Auth. Wastewater Rev.          5.25%              1/1/2017                    2,665              2,823
Ocean County NJ Util. Auth. Wastewater Rev.          5.25%              1/1/2018                    2,345              2,468
Ocean County NJ Util. Auth. Wastewater Rev.          6.30%              1/1/2005(Prere.)            2,215              2,433
Ocean County NJ Util. Auth. Wastewater Rev.          6.35%              1/1/2005(Prere.)            2,360              2,595
Ocean County NJ Util. Auth. Wastewater Rev.          6.35%              1/1/2005(Prere.)            2,515              2,765
Ocean County NJ Util. Auth. Wastewater Rev.          6.60%              1/1/2018(3)(ETM)            2,500              3,030
Passaic Valley NJ Sewer Comm. Rev.                   5.75%             12/1/2008(2)                 4,450              4,554
Passaic Valley NJ Sewer Comm. Rev.                   5.75%             12/1/2013(2)                 4,000              4,091
Plainfield NJ Board of Educ. GO                      5.00%              8/1/2020(4)                 1,500              1,525
Port Auth. of New York & New Jersey Rev.             5.00%              8/1/2015                    3,370              3,428
Port Auth. of New York & New Jersey Rev.            5.375%            10/15/2035(1)                 3,000              3,077
Port Auth. of New York & New Jersey Rev.             5.50%            12/15/2019(2)                 5,125              5,474
Port Auth. of New York & New Jersey Rev.             5.50%            12/15/2014(2)                 2,790              3,073
Port Auth. of New York & New Jersey Rev.            5.125%            11/15/2012(3)                 2,500              2,651
Port Auth. of New York & New Jersey Rev.            5.125%            11/15/2013(3)                 5,735              6,048
Port Auth. of New York & New Jersey Rev.            5.125%            11/15/2014(3)                 6,025              6,315
Port Auth. of New York & New Jersey Rev.            5.125%            10/15/2030(1)                 6,725              6,761
Port Auth. of New York & New Jersey Rev.             5.20%             7/15/2021(2)                 3,250              3,306
Port Auth. of New York & New Jersey Rev.            5.375%             7/15/2022(3)                15,000             15,381
Port Auth. of New York & New Jersey Rev.            5.875%             9/15/2015(3)                10,000             10,898
Rutgers State Univ. NJ VRDO                          1.00%             12/3/2002                    3,550              3,550
Rutgers State Univ. NJ                               6.40%              5/1/2013                    3,000              3,527

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE             MARKET
                                                                        MATURITY                   AMOUNT             VALUE*
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                COUPON                 DATE                     (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
Salem County NJ Financing Auth. PCR
  (Atlantic City Electric Co.) VRDO                  1.05%             12/6/2002(1)        $        3,000      $       3,000
South Brunswick Township NJ Board of Educ. GO        5.25%              8/1/2020(3)                 1,785              1,829
South Brunswick Township NJ Board of Educ. GO        5.25%              8/1/2022(3)                 3,000              3,056
South Brunswick Township NJ Board of Educ. GO        6.40%              8/1/2005(3)(Prere.)         2,205              2,454
South Jersey Transp. Auth.
  New Jersey Transp. System Rev.                     5.00%             11/1/2029(2)                 9,850              9,850
South Jersey Transp. Auth.
  New Jersey Transp. System Rev.                     5.25%             11/1/2013(2)                 4,000              4,315
South Jersey Transp. Auth.
  New Jersey Transp. System Rev.                     5.25%             11/1/2014(2)                 4,125              4,393
South Jersey Transp. Auth.
  New Jersey Transp. System Rev.                     5.90%             11/1/2006(1)                 1,470              1,505
South Jersey Transp. Auth.
  New Jersey Transp. System Rev.                     5.90%             11/1/2007(1)                 1,090              1,116
South Jersey Transp. Auth.
  New Jersey Transp. System Rev.                     6.00%             11/1/2012(1)                 2,245              2,297
Stafford NJ Muni. Util. Auth.
  Water & Sewer Rev.                                 5.50%              6/1/2011(3)                 3,100              3,472
Sussex County NJ Muni. Util. Auth.
  Solid Waste Rev.                                   5.75%             12/1/2009(1)                19,820             20,275
Tobacco Settlement Financing Corp.
  NJ Rev. VRDO                                       1.30%             12/6/2002                    5,000              5,000
Tobacco Settlement Financing Corp.
  NJ Rev.                                            5.75%              6/1/2032                   10,500              9,877
Toms River NJ School Dist. GO                        5.00%             1/15/2020(4)                 1,510              1,539
Toms River NJ School Dist. GO                        5.00%             1/15/2021(4)                 1,600              1,622
Union County NJ Improvement Auth. Rev.
  (Plainfield Board of Educ.)                        5.80%              8/1/2007(3)(Prere.)         4,000              4,568
Union County NJ PCR (Exxon) VRDO                     0.75%             12/3/2002                    1,400              1,400
Union County NJ Util. Auth. Rev. (Ogden Martin)      5.25%              6/1/2006(2)                 5,375              5,755
Union County NJ Util. Auth. Rev. (Ogden Martin)     5.375%              6/1/2011(2)                 8,375              8,832
Union County NJ Util. Auth. Rev. (Ogden Martin)     5.375%              6/1/2012(2)                 8,995              9,423
Union County NJ Util. Auth. Rev. (Ogden Martin)     5.375%              6/1/2013(2)                 9,445              9,838
Univ. of Medicine & Dentistry NJ Rev.               5.375%             12/1/2015(2)                 2,325              2,540
Univ. of Medicine & Dentistry NJ Rev.               5.375%             12/1/2016(2)                 1,110              1,205
Univ. of Medicine & Dentistry NJ Rev.                5.50%             12/1/2018(2)                 1,250              1,359
Univ. of Medicine & Dentistry NJ Rev.                5.50%             12/1/2019(2)                 3,000              3,237
Univ. of Medicine & Dentistry NJ Rev.                5.50%             12/1/2020(2)                 3,675              3,935
Univ. of Medicine & Dentistry NJ Rev.                5.50%             12/1/2021(2)                 2,000              2,130
Univ. of Medicine & Dentistry NJ Rev.                5.50%             12/1/2023(2)                 7,330              7,746
Univ. of Medicine & Dentistry NJ Rev.                5.50%             12/1/2027(2)                10,100             10,641
Vernon Township NJ School Dist. GO                   5.25%             12/1/2014(3)                 1,200              1,276
Vernon Township NJ School Dist. GO                   5.30%             12/1/2015(3)                 1,200              1,282
Vernon Township NJ School Dist. GO                  5.375%             12/1/2016(3)                 1,200              1,292
Vernon Township NJ School Dist. GO                  5.375%             12/1/2017(3)                1,200               1,263
Vernon Township NJ School Dist. GO                  5.375%             12/1/2018(3)                 1,200              1,270
West Orange NJ Board of Educ. COP                   5.625%             10/1/2019(1)                 2,500              2,688
West Orange NJ Board of Educ. COP                   5.625%             10/1/2029(1)                 2,000              2,114
West Orange NJ Board of Educ. COP                    6.00%             10/1/2024(1)                 1,000              1,091
West Windsor Plainsboro NJ Reg. Sch. Dist. GO        5.00%             12/1/2011(4)                 2,700              2,948
West Windsor Plainsboro NJ Reg. Sch. Dist. GO        5.00%             12/1/2012(4)                 2,720              2,971
West Windsor Plainsboro NJ Reg. Sch. Dist. GO        5.00%             12/1/2013(4)                 2,215              2,400
West Windsor Plainsboro NJ Reg. Sch. Dist. GO        5.00%             12/1/2014(4)                 1,000              1,072
West Windsor Plainsboro NJ Reg. Sch. Dist. GO        5.00%             12/1/2015(4)                 1,000              1,061

----------------------------------------------------------------------------------------------------------------------------
                                                                                                     FACE             MARKET
                                                                        MATURITY                   AMOUNT             VALUE*
                                                    COUPON                 DATE                     (000)              (000)
----------------------------------------------------------------------------------------------------------------------------
OUTSIDE NEW JERSEY:
Guam Govt. Ltd. Obligation Infrastructure
  Improvement Rev.                                  5.125%             11/1/2011(2)        $        3,400      $       3,711
Puerto Rico Electric Power Auth. Rev.                5.25%              7/1/2017(1)                 3,200              3,344
Puerto Rico GO                                       5.00%              7/1/2018(1)                11,500             11,843
Puerto Rico GO                                       5.00%              7/1/2024(4)                10,000             10,076
Puerto Rico GO                                       5.50%              7/1/2013(3)                 4,000              4,536
Puerto Rico GO                                       5.50%              7/1/2014(3)                 2,000              2,264
Puerto Rico GO                                       5.50%              7/1/2017(5)                 5,000              5,593
Puerto Rico GO                                       5.50%              7/1/2018                    5,540              6,032
Puerto Rico Govt. Dev. Bank VRDO                     1.02%             12/6/2002(1)                 1,400              1,400
Puerto Rico Housing Finance Corp.
  Home Mortgage Rev.                                 5.30%             12/1/2028                    3,000              3,024
Puerto Rico Infrastructure Financing
  Auth. Special Tax Rev.                             5.00%              7/1/2021(2)                 8,000              8,114
Puerto Rico Muni. Finance Agency                     5.50%              8/1/2019(4)                 2,000              2,109
Puerto Rico Public Buildings Auth. Govt.
  Fac. Rev.                                          5.50%              7/1/2014                    5,000              5,519
Puerto Rico Public Buildings Auth. Govt.
  Fac. Rev.                                          5.50%              7/1/2015                    4,150              4,579
Puerto Rico Public Buildings Auth. Govt.
  Fac. Rev.                                          5.50%              7/1/2016                    3,000              3,299
Puerto Rico Public Buildings Auth. Govt.
  Fac. Rev.                                          5.75%              7/1/2017                    2,000              2,242
----------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (Cost $1,437,278)                                                                        $  1,529,660
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.6%)
----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                 29,031
Liabilities                                                                                                          (4,041)
                                                                                                               -------------
                                                                                                               $     24,990
                                                                                                               -------------
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                              $  1,554,650
============================================================================================================================
*See Note A in Notes to Financial Statements.
*Securities  with a value of $2,496,000  have been  segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 28.

--------------------------------------------------------------------------------
                                                                          AMOUNT
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                                       (000)
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note E                                           $    1,456,983
Undistributed Net Investment Income                                           --
Accumulated Net Realized Gains--Note E                                     5,231
Unrealized Appreciation--Note F Investment Securities                     92,382
Futures Contracts                                                             54
--------------------------------------------------------------------------------
NET ASSETS                                                        $    1,554,650
================================================================================

Investor Shares--Net Assets

Applicable to 79,394,793 outstanding $.001 par value
shares of beneficial interest
  (unlimited authorization)                                       $      957,648
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                        $        12.06
================================================================================

Admiral Shares--Net Assets

Applicable to 49,495,083 outstanding $.001 par value
shares of beneficial interest
  (unlimited authorization)                                       $      597,002
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                         $        12.06
================================================================================


KEY TO ABBREVIATIONS
BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
FR--Floating Rate Note.
GO--General Obligation Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.


SCHEDULED PRINCIPAL AND INTEREST PAYMENTS ARE GUARANTEED BY:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) XL Capital Assurance Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.


--------------------------------------------------------------------------------
                                NEW JERSEY TAX-EXEMPT       NEW JERSEY LONG-TERM
                                   MONEY MARKET FUND             TAX-EXEMPT FUND
                               -------------------------------------------------
                                          YEAR ENDED NOVEMBER 30, 2002
                               -------------------------------------------------
                                            (000)                      (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                $24,101                   $ 74,331
--------------------------------------------------------------------------------
     Total Income                          24,101                     74,331
--------------------------------------------------------------------------------
EXPENSES
The Vanguard Group--Note B
  Investment Advisory Services                199                        180
  Management and Administrative
     Investor Shares                        2,177                      1,323
     Admiral Shares                            --                        506
  Marketing and Distribution
     Investor Shares                          327                        155
     Admiral Shares                            --                         58
  Custodian Fees                               10                         17
  Auditing Fees                                 8                         11
  Shareholders' Reports and Proxies
     Investor Shares                           96                         91
     Admiral Shares                            --                          9
  Trustees' Fees and Expenses                   2                          2
--------------------------------------------------------------------------------
     Total Expenses                         2,819                      2,352
     Expenses Paid Indirectly--Note C          --                       (124)
--------------------------------------------------------------------------------
     Net Expenses                           2,819                      2,228
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                      21,282                     72,103
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold               300                      6,471
     Futures Contracts                         --                        412
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                      300                      6,883
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
     Investment Securities                     --                     14,349
     Futures Contracts                         --                        106
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                               --                     14,455
--------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS            $21,582                    $93,441
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                       NEW JERSEY                 NEW JERSEY
                                       TAX-EXEMPT                  LONG-TERM
                                   MONEY MARKET FUND            TAX-EXEMPT FUND
                               -------------------------   ---------------------
                                            YEAR ENDED NOVEMBER 30,
                               -------------------------------------------------
                                   2002          2001          2002       2001
                                  (000)         (000)         (000)      (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income        $ 21,282      $ 40,580      $ 72,103   $ 67,184
  Realized Net Gain (Loss)          300            15         6,883      3,728
  Change in Unrealized Appreciation
     (Depreciation)                  --            --        14,455     38,263
--------------------------------------------------------------------------------
     Net Increase (Decrease) in
     Net Assets Resulting from
      Operations                 21,582        40,595        93,441    109,175
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
     Investor Shares            (21,282)      (40,580)      (45,566)   (56,846)
     Admiral Shares                  --            --       (26,537)   (10,338)
  Realized Capital Gain*
     Investor Shares                 --              --      (1,885)        --
     Admiral Shares                  --              --        (954)        --
--------------------------------------------------------------------------------
     Total Distributions        (21,282)      (40,580)      (74,942)   (67,184)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE G
     Investor Shares            208,279       121,587        (7,311)  (320,828)
     Admiral Shares                  --            --       113,510    473,936
--------------------------------------------------------------------------------
     Net Increase (Decrease) from
     Capital Share Transactions 208,279       121,587       106,199    153,108
--------------------------------------------------------------------------------
  Total Increase (Decrease)     208,579       121,602       124,698    195,099
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period         1,548,952     1,427,350     1,429,952  1,234,853
--------------------------------------------------------------------------------
  End of Period              $1,757,531    $1,548,952    $1,554,650 $1,429,952
================================================================================
*  Includes  fiscal  2002  short-term  gain  distributions   totaling  $321,000.
Short-term gain distributions are treated as ordinary income for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.


NEW JERSEY TAX-EXEMPT MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                              -----------------------------------------------------------------------
THROUGHOUT EACH PERIOD                                 2002               2001            2000           1999           1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $1.00              $1.00           $1.00          $1.00         $1.00
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .013               .028            .036           .028          .031
  Net Realized and Unrealized Gain (Loss)
     on Investments                                      --                 --              --             --            --
----------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                  .013               .028            .036           .028          .031
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                (.013)             (.028)          (.036)         (.028)        (.031)
  Distributions from Realized Capital Gains              --                 --              --             --            --
----------------------------------------------------------------------------------------------------------------------------
     Total Distributions                              (.013)             (.028)          (.036)         (.028)        (.031)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                        $1.00              $1.00           $1.00          $1.00         $1.00
============================================================================================================================

TOTAL RETURN                                           1.29%              2.80%           3.68%          2.86%         3.18%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)               $1,758             $1,549          $1,427         $1,263        $1,179
  Ratio of Total Expenses to
     Average Net Assets                                0.17%              0.18%           0.18%          0.20%         0.20%
  Ratio of Net Investment Income to
     Average Net Assets                                1.28%              2.74%           3.62%          2.82%         3.12%
============================================================================================================================

NEW JERSEY LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                              -----------------------------------------------------------------------
THROUGHOUT EACH PERIOD                                 2002               2001            2000           1999          1998
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.91             $11.52          $11.19         $11.98        $11.72
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .575               .581            .599           .590          .599
  Net Realized and Unrealized Gain (Loss)
     on Investments                                    .174               .390            .330          (.738)         .271
----------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                  .749               .971            .929          (.148)         .870
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                (.575)             (.581)          (.599)         (.590)        (.599)
  Distributions from Realized Capital Gains           (.024)                --              --          (.052)        (.011)
----------------------------------------------------------------------------------------------------------------------------
     Total Distributions                              (.599)             (.581)          (.599)         (.642)        (.610)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $12.06             $11.91          $11.52         $11.19        $11.98
============================================================================================================================

TOTAL RETURN                                           6.42%              8.55%           8.57%         -1.31%         7.59%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                 $958               $954          $1,235         $1,155        $1,112
  Ratio of Total Expenses to
     Average Net Assets                                0.18%              0.20%           0.19%          0.19%         0.20%
  Ratio of Net Investment Income to
     Average Net Assets                                4.78%              4.89%           5.33%          5.06%         5.04%
  Portfolio Turnover Rate                                15%                 8%             14%            11%           14%
============================================================================================================================



NEW JERSEY LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                 YEAR ENDED           MAY 14* TO
FOR A SHARE OUTSTANDING                            NOV. 30,             NOV. 30,
THROUGHOUT EACH PERIOD                                 2002                 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $11.91              $11.76
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .582                .318
  Net Realized and Unrealized Gain
     (Loss) on Investments                             .174                .150
--------------------------------------------------------------------------------
     Total from Investment Operations                  .756                .468
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                (.582)              (.318)
  Distributions from Realized Capital Gains           (.024)                 --
--------------------------------------------------------------------------------
     Total Distributions                              (.606)              (.318)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $12.06              $11.91
================================================================================

TOTAL RETURN                                           6.48%               4.00%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                 $597                $476
  Ratio of Total Expenses to
     Average Net Assets                                0.12%             0.15%**
  Ratio of Net Investment Income to
     Average Net Assets                                4.82%             4.84%**
  Portfolio Turnover Rate                                15%                  8%
================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard New Jersey Tax-Exempt Funds comprise the New Jersey Tax-Exempt Money Market Fund and the New Jersey Long-Term Tax-Exempt Fund (formerly known as New Jersey Insured Long-Term Tax-Exempt Fund), each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of New Jersey.

     The Long-Term Tax-Exempt Fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. The Tax-Exempt Money Market Fund offers only Investor Shares. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

     1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Dividends from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and Distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2002, the funds had contributed capital to Vanguard (included in Other Assets) of:

--------------------------------------------------------------------------------
                              CAPITAL CONTRIBUTION    PERCENTAGE   PERCENTAGE OF
                                       TO VANGUARD       OF FUND      VANGUARD'S
NEW JERSEY TAX-EXEMPT FUND                   (000)    NET ASSETS  CAPITALIZATION
--------------------------------------------------------------------------------
Money Market                                  $339         0.02%           0.34%
Long-Term                                      302         0.02            0.30
--------------------------------------------------------------------------------

The funds' trustees and officers are also directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' management and administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended November 30, 2002, these arrangements reduced the Long-Term Tax-Exempt Fund's management and administrative expenses by $113,000 and custodian fees by $11,000. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

D. During the year ended November 30, 2002, the Long-Term Tax-Exempt Fund purchased $277,714,000 of investment securities and sold $220,733,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. At November 30, 2002, the Long-Term Tax-Exempt Fund had capital gains of $6,085,000 available for distribution.

     The Long-Term Tax-Exempt Fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $689,000 from accumulated net realized gains to paid-in capital.

     The Long-Term Tax-Exempt Fund had realized losses totaling $800,000 through November 30, 2002, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

F. At November 30, 2002, net unrealized appreciation of Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $91,582,000, consisting of unrealized gains of $93,831,000 on securities that had risen in value since their purchase and $2,249,000 on securities that had fallen in value since their purchase (see Note E).

     At November 30, 2002, the aggregate settlement value of open futures contracts expiring through December 2002 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                                (000)
                                                  ------------------------------
                                        NUMBER OF      AGGREGATE     UNREALIZED
NEW JERSEY TAX-EXEMPT FUND/           LONG (SHORT)    SETTLEMENT   APPRECIATION
  FUTURES CONTRACTS                      CONTRACTS         VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
Long-Term/10-Year Treasury Note               (140)      $15,555           $103
Long-Term/30-Year Treasury Bond                 70         7,556            (49)
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.


G. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                                YEAR ENDED NOVEMBER 30,
                                     -------------------------------------------
                                            2002                      2001
                                     -------------------    --------------------
                                      AMOUNT      SHARES      AMOUNT     SHARES
NEW JERSEY TAX-EXEMPT FUND            (000)       (000)       (000)      (000)
--------------------------------------------------------------------------------
MONEY MARKET
  Issued                         $ 1,363,789   1,363,789 $ 1,189,610  1,189,610
  Issued in Lieu of Cash
     Distributions                    20,389      20,389      38,983     38,983
  Redeemed                        (1,175,899) (1,175,899) (1,107,006)(1,107,006)
                                ------------------------------------------------
     Net Increase (Decrease)         208,279     208,279     121,587    121,587
--------------------------------------------------------------------------------
LONG-TERM
Investor Shares
  Issued                            $232,695      19,338    $286,220     24,054
  Issued in Lieu of Cash
     Distributions                    35,624       2,965      41,466      3,486
  Redeemed                          (275,630)    (22,986)   (648,514)   (54,648)
                                ------------------------------------------------
  Net Increase (Decrease)--
     Investor Shares                  (7,311)       (683)   (320,828)   (27,108)

Admiral Shares
  Issued                             221,274      18,475     511,122     43,089
  Issued in Lieu of Cash
     Distributions                    20,579       1,710       7,545        630
  Redeemed                          (128,343)    (10,673)    (44,731)    (3,736)
                                ------------------------------------------------
  Net Increase (Decrease)--
     Admiral Shares                  113,510       9,512     473,936     39,983
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard New Jersey Tax-Exempt Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Jersey Tax-Exempt Money Market Fund and New Jersey Long-Term Tax-Exempt Fund (constituting Vanguard New Jersey Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
PHILADELPHIA, PENNSYLVANIA

JANUARY 8, 2003



--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD NEW JERSEY TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 2002, is included pursuant to provisions of the Internal Revenue Code.

     The New Jersey Long-Term Tax-Exempt Fund distributed $3,230,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.

     Each fund designates 100% of its income dividends as exempt-interest dividends.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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                                       37

--------------------------------------------------------------------------------
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into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website, and have a confirmation in your hand within minutes.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS

500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS

Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS

GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts,
   New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS

Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
  Funds (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY

Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small-Cap Index Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio



For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

[graphic]
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                     POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*         Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                   Chief Executive Officer,            of The Vanguard Group, Inc., and of each of the investment companies
May 1987                 and Trustee                         served by The Vanguard Group.
                         (109)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
CHARLES D. ELLIS         Trustee                             The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                   (109)                               to Greenwich Associates (international business strategy consulting);
January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                             Business at New York University; Trustee of the Whitehead Institute
                                                             for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA           Trustee                             Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                   (87)                                Chairman (January-September 1999), and Vice President (prior to
                                                             December 2001 September 1999) of Rohm and Haas Co.(chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                             (communications components); Board Member of the American Chemistry
                                                             Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN   Trustee                             Vice President, Chief Information Officer, and Member of the Executive
(1950)                   (109)                               Committee of Johnson & Johnson (pharmaceuticals/consumer products);
                                                             July 1998 Director of the Medical Center at Princeton and Women's
                                                             Research and Education Institute.


BURTON G. MALKIEL        Trustee                             Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                   (107)                               Director of Vanguard Investment Series plc (Irish investment fund)
                                                             (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                             investment management firm) (since November 2001), Prudential Insurance
                                                             Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                             (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Jr.    Trustee                             Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                   (109)                               Industries, Inc. (forklift trucks/housewares/lignite); Director of
                                                             Goodrich January 1993 Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON       Trustee                             Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                   (109)                               (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                             April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                             (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS       PRINCIPAL OCCUPATION(S)
TRUSTEE/OFFICER  SINCE     OVERSEEN BY TRUSTEE/OFFICER)    DURING THE PAST FIVE YEARS

EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (109)                           (since September 1997); Secretary of The Vanguard Group and of
                                                           June 2001 each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).


THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (109)                           investment companies served by The Vanguard Group.
July 1998

------------------------------------------------------------------------------------------------------------------------------------
* Officers of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology.    F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.      Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.          Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.           George U. Sauter, Quantitative Equity Group.

--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

[SHIP LOGO]
The Vanguard Group(R)
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER

The photographs of the sails and ship that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM(R). Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C)2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q140 012003